CMBS NEW ISSUE TERM SHEET

$798,454,000 (APPROXIMATE)

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2004-C11
OFFERED CLASSES A-1, A-2, A-3, A-4, A-5, B, C, D AND E
CERTIFICATES


WACHOVIA BANK, NATIONAL ASSOCIATION
ARTESIA MORTGAGE CAPITAL CORPORATION
EUROHYPO AG, NEW YORK BRANCH AND
CITIGROUP GLOBAL MARKETS REALTY CORP.
MORTGAGE LOAN SELLERS

WACHOVIA BANK, NATIONAL ASSOCIATION
MASTER SERVICER

LENNAR PARTNERS, INC.
SPECIAL SERVICER

APRIL 2004

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF WACHOVIA CAPITAL MARKETS, LLC, CITIGROUP GLOBAL MARKETS INC., J.P. MORGAN SECURITIES INC. AND GOLDMAN, SACHS & CO. (COLLECTIVELY, THE "UNDERWRITERS") IS SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND/OR THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, YOU (AND EACH OF YOUR EMPLOYEES, REPRESENTATIVES OR OTHER AGENTS) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE UNITED STATES FEDERAL, STATE AND LOCAL INCOME "TAX TREATMENT" AND "TAX STRUCTURE" (IN EACH CASE, WITHIN THE MEANING OF TREASURY REGULATION SECTION 1.6011-4) AND/OR ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) OF THE TRANSACTION CONTEMPLATED HEREBY THAT ARE PROVIDED TO YOU (OR YOUR REPRESENTATIVES) RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE, OTHER THAN THE NAME OF THE ISSUER OR INFORMATION THAT WOULD PERMIT IDENTIFICATION OF THE ISSUER, AND EXCEPT THAT WITH RESPECT TO ANY DOCUMENT OR SIMILAR ITEM THAT IN EITHER CASE CONTAINS INFORMATION CONCERNING THE TAX TREATMENT OR TAX STRUCTURE OF THE TRANSACTION AS WELL AS OTHER INFORMATION, THIS SENTENCE SHALL ONLY APPLY TO SUCH PORTIONS OF THE DOCUMENT OR SIMILAR ITEM THAT RELATE TO THE UNITED STATES FEDERAL, STATE AND LOCAL INCOME TAX TREATMENT OR TAX STRUCTURE OF THE TRANSACTION.


WACHOVIA SECURITIES                                                    CITIGROUP


JPMORGAN                                                    GOLDMAN, SACHS & CO.

                               TABLE OF CONTENTS

Transaction Structure
  Transaction Terms ...................................................   3
  Structure Overview ..................................................   8
  Structure Schematic .................................................   9
Mortgage Pool Characteristics as of the Cut-Off Date
  General Characteristics .............................................  11
  Property Type .......................................................  12
  Property Location ...................................................  13
  Cut-Off Date Balance of Mortgage Loans ..............................  14
  Mortgage Rate .......................................................  14
  Underwritten Debt Service Coverage Ratio ............................  14
  Cut-Off Date Loan-to-Value Ratio ....................................  14
  Maturity Date or ARD Loan-to-Value Ratio ............................  14
  Original Term to Maturity or ARD ....................................  15
  Remaining Term to Maturity or ARD ...................................  15
  Original Amortization Term ..........................................  15
  Remaining Stated Amortization Term ..................................  15
  Seasoning ...........................................................  15
  Prepayment Provisions Summary .......................................  15
  Prepayment Provision Based on Outstanding Principal Balance .........  16
Twenty Largest Mortgage Loans .........................................  18
  Brass Mill Center & Commons .........................................  19
  Four Seasons Town Centre ............................................  25
  11 Madison Avenue ...................................................  31
  Bank of America Tower ...............................................  37
  Starrett-Lehigh Building ............................................  43
  Westland Mall .......................................................  49
  ARC Pool 10-1 .......................................................  55
  Amargosa Commons Shopping Center ....................................  61
  Bay City Mall .......................................................  67
  The Shoppes at Gilbert Commons ......................................  73
  ARC Pool 5-4 ........................................................  78
  AFRT Portfolio ......................................................  80
  Valley Corporate Center .............................................  82
  Home Depot -- Colma, CA .............................................  84
  Essex Place Apartments ..............................................  86
  University Mall .....................................................  88
  Stonegate Apartments/Cedar Ridge Apartments .........................  90
  Deep Deuce at Bricktown .............................................  92
  Poway Shopping Center ...............................................  94
  Sports Authority Corporate Headquarters .............................  96
Additional Mortgage Loan Information ..................................  98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED APRIL 9, 2004.


ISSUE TYPE              Sequential pay REMIC. Class A-1, Class A-2, Class A-3,
                        Class A-4, Class A-5, Class B, Class C, Class D and
                        Class E Certificates (the "Offered Certificates") are offered publicly. All other Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE            All Mortgage Loan characteristics are based on balances
                        as of the Cut-Off Date, April 11, 2004 (or in the case of 6 Mortgage Loans, April 1, 2004). All percentages presented herein are approximate.

MORTGAGE POOL           The Mortgage Pool consists of 54 Mortgage Loans (the
                        "Mortgage Loans") with an aggregate balance as of the Cut-Off Date of $1,041,488,309 (the "Cut-Off Date Pool
                        Balance"), subject to a variance of plus or minus 5%.
                        The Mortgage Loans are secured by 86 properties (the
                        "Mortgaged Properties") located throughout 27 states.
                        The Mortgage Pool will be deemed to consist of 2 loan groups ("Loan Group 1" and "Loan Group 2" and, collectively, the "Loan Groups"). Loan Group 1 will consist of (i) all of the Mortgage Loans that are not secured by Mortgaged Properties that are multifamily properties and/or mobile home park properties, (ii) 1
                        Mortgage Loan that is secured by a Mortgaged Property that is a multifamily property and (iii) 2 Mortgage
                        Loans that are secured by Mortgaged Properties that are mobile home properties. Loan Group 1 is expected to consist of 41 Mortgage Loans, with an aggregate principal balance as of the Cut-Off Date of $880,470,720
                        (the "Cut-Off Date Group 1 Balance"). Loan Group 2 will consist of 12 Mortgage Loans that are secured by Mortgaged Properties that are multifamily properties and 1 Mortgage Loan that is secured by Mortgaged Properties that are mobile home park properties. Loan Group 2 is expected to consist of 13 Mortgage Loans, with an aggregage principal balance as of the Cut-Off Date of $161,017,589 (the "Cut-Off Date Group 2 Balance" and, collectively with the Cut-Off Date Group 1 Balance, the
                        "Cut-Off Date Group Balances").

DEPOSITOR               Wachovia Commercial Mortgage Securities, Inc.

MORTGAGE LOAN SELLERS   Wachovia Bank, National Association ........... 75.8% of the Cut-Off Date Pool Balance

                        Artesia Mortgage Capital Corporation .......... 8.6% of the Cut-Off Date Pool Balance

                        Eurohypo AG, New York Branch .................. 8.2% of the Cut-off Date Pool Balance

                        Citigroup Global Markets Realty Corp .......... 7.4% of the Cut-Off Date Pool Balance

UNDERWRITERS            Wachovia Capital Markets, LLC, Citigroup Global Markets
                        Inc., J.P. Morgan Securities, Inc. and Goldman, Sachs &
                        Co.

TRUSTEE                 Wells Fargo Bank, N.A.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
MASTER SERVICER           Wachovia Bank, National Association; provided,
                          however, the 11 Madison Avenue Loan and the Starrett-Lehigh Building Loan and their related companion loans will be serviced under the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage
                          Trust, Commercial Mortgage Pass-Through Certificates,
                          Series 2004-C10.

SPECIAL SERVICER          Lennar Partners, Inc.

RATING AGENCIES           Standard & Poor's Ratings Services, a division of The
                          McGraw-Hill Companies, Inc. ("S&P") and Moody's
                          Investors Service, Inc. ("Moody's").

DENOMINATIONS             $10,000 minimum for Offered Certificates.

CLOSING DATE              On or about April 30, 2004.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The fourth business day following the related
                          Determination Date.

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not
                          a business day, the next succeeding business day, commencing, with respect to the Offered Certificates, in May 2004.

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its Pass-Through Rate for such Distribution Date on the outstanding Certificate Balance of such Class during the prior calendar month. Interest on the Offered
                          Certificates will be calculated on the basis of twelve
                          30-day months and a 360-day year. Interest will be distributed on each Distribution Date in sequential order of class designations with Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-1A, Class X-C and Class X-P Certificates ranking pari passu in entitlement to interest.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date to the Class of Sequential Pay Certificates outstanding with the earliest alphabetical/numerical
                          Class designation until its Certificate Balance is reduced to zero. Generally, the Class A-1, Class A-2,
                          Class A-3, Class A-4 and Class A-5 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 1 until the Certificate Balance of the
                          Class A-1A Certificates has been reduced to zero, and the Class A-1A Certificates will only be entitled to receive distributions of principal collected or advanced in respect of Mortgage Loans in Loan Group 2 until the Certificate Balance of the Class A-5
                          Certificates has been reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class P Certificates are reduced to zero, but any two or more of the Class A-1, Class A-2, Class
                          A-3, Class A-4, Class A-5 and/or Class A-1A
                          Certificates remain outstanding, payments of principal to the Class A-1, Class A-2, Class A-3, Class A-4,
                          Class A-5 and/or Class A-1A Certificates will be made on a pro rata basis. Neither the Class X-C nor Class
                          X-P Certificates will be entitled to distributions of principal.

LOSSES Realized Losses and Additional Trust Fund Expenses, if any, will be allocated to the Class P, Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-1A Certificates.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS      Any Prepayment Premiums or Yield Maintenance Charges
  AND YIELD MAINTENANCE  actually collected will be distributed to
   CHARGES               Certificateholders on the Distribution Date following
                         the collection period in which the prepayment occurred.
                         On each Distribution Date, the holders of each Class of Offered Certificates and Class A-1A, Class F, Class G and Class H Certificates then entitled to principal distributions will be entitled to a portion of Prepayment Premiums or Yield Maintenance Charges (in the case of the Class A-1, Class A-2, Class A-3, Class
                         A-4, Class A-5 and Class A-1A Certificates, to the extent related to the particular Loan Group) equal to the product of (a) the amount of such Prepayment
                         Premiums or Yield Maintenance Charges, multiplied by
                         (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Certificates on such Distribution Date, and the denominator of which is the Principal Distribution
                         Amount for such Distribution Date and for such Loan
                         Group.

                         The portion, if any, of the Prepayment Premiums or Yield Maintenance Charges remaining after any payments described above will be distributed as follows: (a) on or before the distribution date in April 2011, 85% to the holders of the Class X-C Certificates and 15% to the holders of the Class X-P Certificates and (b) thereafter, 100% to the holders of the Class X-C Ceritificates.

ADVANCES The Master Servicer and, if it fails to do so, the Trustee, will be obligated to make P&I Advances and Servicing Advances, including delinquent property taxes and insurance, on the Mortgage Loans, but only to the extent that such Advances are deemed recoverable and, in the case of P&I Advances, subject to Appraisal Reductions that may occur.

                         With respect to the 11 Madison Avenue Loan and the Starrett-Lehigh Building Loan, the master servicer under the 2004-C10 pooling and servicing agreement, or, if it fails to do so, the trustee under the 2004-C10 pooling agreement, is required to make P&I Advances. In the event that the 2004-C10 Master Servicer and 2004-C10 Trustee fail to make P&I Advances, the Master Servicer shall make P&I Advances with respect to the 11 Madison Avenue Loan and the Starrett-Lehigh Building Loan.

APPRAISAL REDUCTIONS     An appraisal reduction generally will be created in the
                         amount, if any, by which the principal balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property plus all escrows and reserves (including letters of credit) held with respect to the Mortgage Loan. As a result of calculating an Appraisal Reduction Amount for a given Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage
                         Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION   The Master Servicer, each Special Servicer and certain
                       Certificateholders will have the option to terminate the Trust in whole, but not in part, and purchase the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the Cut-Off Date Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

                       The Trust may also be terminated under certain circumstances when the Offered Certificates have been paid in full and the remaining outstanding Certificates are held by a single Certificateholder.

CONTROLLING CLASS      The Class of Sequential Pay Certificates (a) which bears
                       the latest alphabetical Class designation and (b) the Certificate Balance of which is (i) greater than 25% of its original Certificate Balance and (ii) equal to or greater than 1.0% of the sum of the original Certificate
                       Balances of all the Sequential Pay Certificates;
                       provided, however, that if no Class of Sequential Pay
                       Certificates satisfies clause (b) above, the Controlling
                       Class shall be the outstanding Class of Sequential Pay
                       Certificates bearing the latest alphabetical Class designation. The Controlling Class Representative with respect to each of the 11 Madison Avenue Loan and the Starrett-Lehigh Building Loan is determined in accordance with the related intercreditor agreement.

ERISA The Offered Certificates are expected to be ERISA eligible.

SMMEA The Offered Certificates are not expected to be "mortgage-related securities" for the purposes of SMMEA.

TAX The Offered Certificates will be treated as regular interests in a REMIC.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
CONTACTS


          WACHOVIA CAPITAL MARKETS, LLC     CITIGROUP GLOBAL MARKETS INC.

          William J. Cohane                 Paul Vanderslice
          (704) 374-6161 (Phone)            (212) 723-6156 (Phone)
          (704) 715-0066 (Fax)              (212) 723-8599 (Fax)

          Scott Fuller                      Angela Vleck
          (704) 715-1235 (Phone)            (212) 816-8087 (Phone)
          (704) 715-1214 (Fax)              (212) 816-8307 (Fax)

          Bob Ricci                         Joseph Siragusa
          (704) 715-1235 (Phone)            (212) 816-7973 (Phone)
          (704) 715-1214 (Fax)              (212) 816-8307 (Fax)

          GOLDMAN, SACHS & CO.              J.P. MORGAN SECURITIES, INC.

          Bunty Bohra                       Glenn Riis
          (212) 902-7645 (Phone)            (212) 834-3813 (Phone)
          (212) 902-1691 (Fax)              (212) 834-6598 (Fax)

          Scott Wisenbaker                  Dennis Schuh
          (212) 902-2858 (Phone)            (212) 834-9378 (Phone)
          (212) 346-3594 (Fax)              (212) 834-6593 (Fax)

          Mitchell Resnick                  Andrew Taylor
          (212) 357-6436 (Phone)            (212) 834-3813 (Phone)
          (212) 902-1691 (Fax)              (212) 834-6598 (Fax)




This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES




           EXPECTED                         APPROX.                                                  ASSUMED
            RATINGS                         % OF          APPROX.      WEIGHTED                        FINAL
        ---------------   CERTIFICATE    CUT-OFF DATE     CREDIT        AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS    S&P   MOODY'S     BALANCE(1)    POOL BALANCE     SUPPORT    LIFE(YRS)(2)     WINDOW(2)       DATE(2)      RATE TYPE
----------------------------------------------------------------------------------------------------------------------------
  A-1    AAA     Aaa      $ 67,000,000       6.433%        15.250%       3.05       05/04 - 03/09     03/15/09       Fixed
  A-2    AAA     Aaa      $ 59,200,000       5.684%        15.250%       4.91       03/09 - 04/09     04/15/09       Fixed
  A-3    AAA     Aaa      $ 87,715,000       8.422%        15.250%       6.50       04/09 - 04/11     04/15/11       Fixed
  A-4    AAA     Aaa      $ 52,829,000       5.072%        15.250%       8.29       04/11 - 06/13     06/15/13       Fixed
  A-5    AAA     Aaa      $454,900,000      43.678%        15.250%       9.77       06/13 - 04/14     04/15/14       Fixed (3)
  B       AA     Aa2      $ 28,641,000       2.750%        12.500%       9.96       04/14 - 04/14     04/15/14       Fixed (3)
  C      AA-     Aa3      $ 13,018,000       1.250%        11.250%       9.96       04/14 - 04/14     04/15/14       Fixed (3)
  D       A       A2      $ 23,434,000       2.250%         9.000%       9.96       04/14 - 04/14     04/15/14       Fixed (3)
  E       A-      A3      $ 11,717,000       1.125%         7.875%       9.96       04/14 - 04/14     04/15/14       Fixed (3)

NON-OFFERED CERTIFICATES


                EXPECTED                                  APPROX.                                              ASSUMED
                RATINGS                                    % OF        APPROX.      WEIGHTED                    FINAL
            ----------------        CERTIFICATE        CUT-OFF DATE    CREDIT        AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS         S&P   MOODY'S         BALANCE(1)         POOL BALANCE    SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------
 A-1A (4)     AAA     Aaa          $  161,017,000         15.460%      15.250%          (4)          (4)          (4)      Fixed
 F (4)       BBB+     Baa1         $   14,320,000          1.375%       6.500%          (4)          (4)          (4)      Fixed (3)
 G (4)        BBB     Baa2         $   13,019,000          1.250%       5.250%          (4)          (4)          (4)      Fixed (5)
 H (4)       BBB-     Baa3         $   10,415,000          1.000%       4.250%          (4)          (4)          (4)      Fixed (5)
 J (4)        BB+     Ba1          $   16,924,000          1.625%       2.625%          (4)          (4)          (4)      Fixed (3)
 K (4)        BB      Ba2          $    5,207,000          0.500%       2.125%          (4)          (4)          (4)      Fixed (3)
 L (4)        BB-     Ba3          $    2,604,000          0.250%       1.875%          (4)          (4)          (4)      Fixed (3)
 M (4)        B+       B1          $    2,604,000          0.250%       1.625%          (4)          (4)          (4)      Fixed (3)
 N (4)         B       B2          $    2,603,000          0.250%       1.375%          (4)          (4)          (4)      Fixed (3)
 O (4)        B-       B3          $    2,604,000          0.250%       1.125%          (4)          (4)          (4)      Fixed (3)
 P (4)        NR       NR          $   11,717,309          1.125%       0.000%          (4)          (4)          (4)      Fixed (3)
 X-C (4)      AAA     Aaa          $1,041,488,309(6)       N/A          N/A             N/A          N/A          (4)      Variable
 X-P (4)      AAA     Aaa          $1,010,357,000(6)       N/A          N/A             N/A          N/A          (4)      Variable

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2) As of the Cut-Off Date, the Weighted Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield Considerations" in the preliminary prospectus supplement.

(3) The pass-through rates applicable to the Class A-5, Class B, Class C, Class D, Class E, Class F, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(4) Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(5) The pass-through rate applicable to the Class G and Class H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the preliminary prospectus supplement) for such date.

(6) The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the preliminary prospectus supplement. The interest rate applicable to the Class X Certificates for each distribution date will be described in the preliminary prospectus supplement.



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                               STRUCTURAL OVERVIEW


                                   INITIAL WAC

                      NOTE: CLASSES ARE NOT DRAWN TO SCALE


                               ADMINISTRATIVE FEE

    -----------------------------------------
    |                      |       Class A-1
    |          ----------  |        AAA/Aaa
    |         |            |
    |         |            |       Class A-2
    |         |            |        AAA/Aaa
    |         |          A1-A
    |         |            |       Class A-3
    |         |            |        AAA/Aaa
    |         |            |
    |         |            |       Class A-4
    |         |            |        AAA/Aaa
    |         |            --------
    |         |                    Class A-5
    |         |                     AAA/Aaa
    |         |
    |         |                     Class B
    |         |                      AA/Aa2
    |         |
    |         |                     Class C
    |         |                     AA-/Aa3
    |        X-P
    |         |                     Class D
    |         |                       A/A2
    |         |
    |         |                     Class E
   X-C        |                      A-/A3
    |         |
    |         |                     Class F
    |         |                    BBB+/Baa1
    |         |
    |         |                     Class G
    |         |                     BBB/Baa2
    |         |
    |         |                     Class H
    |         |                    BBB-/Baa3
    |         |
    |         |                     Class J
    |         -----------           BB+/Ba1
    |
    |                               Class K
    |                               BB/Ba2
    |
    |                               Class L
    |                               BB-/Ba3
    |
    |                               CLass M
    |                                B+/B1
    |
    |                               Class N
    |                                 B/B2
    |
    |                               Class O
    |                                B-/B3
    |
    |                               Class P
    |                                  NR
    ----------------------------------------




[    ] X-P Certificates
[    ] X-C Certificates

                                     NOTES


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------





                       THIS PAGE INTENTIONALLY LEFT BLANK





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                                                                     ALL                LOAN             LOAN
GENERAL CHARACTERISTICS                                                         MORTGAGE LOANS        GROUP 1          GROUP 2
------------------------------------------------------------------------------------------------------------------------------------
Number of Mortgage Loans ....................................................               54               41                13
Number of Crossed Loan Pools ................................................                2                1                 1
Number of Mortgaged Properties ..............................................               86               66                20
Aggregate Balance of all Mortgage Loans .....................................   $1,041,488,309     $880,470,720      $161,017,589
Number of Mortgage Loans with Balloon Payments(1) ...........................               23               15                 8
Aggregate Balance of Mortgage Loans with Balloon Payments(1) ................     $531,247,650     $412,297,941      $118,949,708
Number of Mortgage Loans with Anticipated Repayment Date(2) .................               27               23                 4
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2) ......     $456,182,879     $422,264,998       $33,917,881
Number of Fully Amortizing Mortgage Loans ...................................                1                1                 0
Aggregate Balance of Fully Amortizing Mortgage Loans ........................       $1,694,781       $1,694,781                $0
Number of Interest Only Mortgage Loans ......................................                3                2                 1
Aggregate Balance of Interest Only Mortgage Loans ...........................      $52,363,000      $44,213,000        $8,150,000
Average Balance of Mortgage Loans ...........................................      $19,286,821      $21,474,896       $12,385,968
Minimum Balance of Mortgage Loans ...........................................         $802,330         $802,330        $1,991,423
Maximum Balance of Mortgage Loans ...........................................     $130,000,000     $130,000,000       $36,033,285
Maximum Balance for a group of cross-collateralized and cross-defaulted
 Mortgage Loans .............................................................      $24,777,228(3)   $24,777,228(3)    $19,285,000(4)
Weighted Average LTV ratio ..................................................             67.6%            66.4%             74.0%
Minimum LTV ratio ...........................................................             45.7%            45.7%             62.2%
Maximum LTV ratio ...........................................................             82.4%            82.4%             80.0%
Weighted Average DSCR .......................................................            1.60x            1.64x             1.40x
Minimum DSCR ................................................................            1.20x            1.20x             1.20x
Maximum DSCR ................................................................            2.66x            2.66x             1.94x
Weighted Average LTV at Maturity or Anticipated Repayment Date ..............             57.1%            55.6%             65.1%
Range of Mortgage Loan interest rates .......................................    4.550%-6.420%     4.550%-6.420%     4.590%-5.850%
Weighted Average Mortgage Loan interest rate ................................            5.380%           5.406%            5.242%
Range of Remaining Term to Maturity or Anticipated Repayment Date (months)...         54 - 191         54 - 191          60 - 120
Weighted Average Remaining Term to Maturity or Anticipated Repayment Date
 (months) ...................................................................              112              113               102

---------

(1) Not including Mortgage Loans with Anticipated Repayment Dates or the Mortgage Loans that are interest only for their entire term.

(2)   Not including Mortgage Loans that are interest only for their entire term.

(3) Consists of a group of 2 individual Mortgage Loans (loan numbers 16 and 37).

(4) Consists of a group of 2 individual Mortgage Loans (loan numbers 27 and 28).

* Two Mortgage Loans, representing 14.9% of the Cut-Off Date Pool Balance (17.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculations of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                               [PIECHART OMITTED]


                                     Retail
                                     49.9%

                                     Office
                                     28.1%

                                  Multifamily
                                     13.1%

                                Mobile Home Park
                                      6.6%

                                   Industrial
                                      1.3%

                                  Self Storage
                                      0.6%

                                   Mixed Use
                                      0.3%

PROPERTY TYPE

                                                             % OF      % OF      % OF
                                               AGGREGATE   CUT-OFF   CUT-OFF   CUT-OFF
                               NUMBER OF        CUT-OFF      DATE      DATE      DATE
                               MORTGAGED          DATE       POOL    GROUP 1   GROUP 2
         PROPERTY TYPE       PROPERTIES(2)      BALANCE    BALANCE   BALANCE   BALANCE
----------------------------------------------------------------------------------------
Retail                            39       $  520,126,003    49.9%     59.1%      0.0%
 Retail - Anchored                19          481,702,237    46.3      54.7       0.0
 Retail - Unanchored              18           26,898,887     2.6       3.1       0.0
 Retail - Shadow Anchored(1)       2           11,524,878     1.1       1.3       0.0
Office                            10          293,177,195    28.1      33.3       0.0
Multifamily                       13          136,440,638    13.1       1.3      77.6
Mobile Home Park                  17           69,118,082     6.6       3.8      22.4
Industrial                         1           13,413,050     1.3       1.5       0.0
Self Storage                       5            6,588,342     0.6       0.7       0.0
Mixed Use                          1            2,625,000     0.3       0.3       0.0
                                  86       $1,041,488,309   100.0%    100.0%    100.0%



                                                         WEIGHTED
                                                         AVERAGE     MIN/MAX
                                 WEIGHTED                CUT-OFF     CUT-OFF     WEIGHTED
                                  AVERAGE     MIN/MAX      DATE       DATE        AVERAGE
         PROPERTY TYPE             DSCR        DSCR     LTV RATIO   LTV RATIO  MORTGAGE RATE
------------------------------- ---------- -------------------------------------------------
 Retail                            1.67x    1.20x/2.66x   67.2%    51.5%/80.0%   5.224%
  Retail - Anchored                1.69x    1.20x/2.66x   66.9%    51.5%/80.0%   5.192%
  Retail - Unanchored              1.37x    1.27x/1.65x   72.8%    63.6%/79.6%   5.775%
  Retail - Shadow Anchored(1)      1.69x    1.47x/1.77x   66.9%    64.1%/74.6%   5.278%
 Office                            1.64x    1.24x/2.08x   63.2%    45.7%/76.0%   5.703%
 Multifamily                       1.39x    1.20x/1.94x   74.1%    62.2%/82.4%   5.223%
 Mobile Home Park                  1.40x    1.36x/1.46x   75.1%    71.9%/80.0%   5.312%
 Industrial                        1.20x    1.20x/1.20x   74.5%    74.5%/74.5%   6.090%
 Self Storage                      1.45x    1.20x/1.53x   62.8%    60.5%/69.5%   5.827%
 Mixed Use                         1.40x    1.40x/1.40x   77.2%    77.2%/77.2%   5.500%
                                   1.60x    1.20x/2.66x   67.6%    45.7%/82.4%   5.380%

(1) A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

(2) Because this table presents information relating to the Mortgaged Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).

* Two Mortgage Loans, representing 14.9% of the Cut-Off Date Pool Balance (17.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.


                                     NOTES


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                       CA
                                      12.5%

                                       CT
                                      12.9%

                                       FL
                                      16.5%

                                       NC
                                      9.6%

                                       NY
                                      16.2%

                                    Northern
                                      3.9%

                                    Southern
                                      8.5%





                OTHER STATES: 32.4% OF CUT-OFF DATE POOL BALANCE

PROPERTY LOCATION


                                                  % OF      % OF      % OF                WEIGHTED
                                 AGGREGATE      CUT-OFF   CUT-OFF   CUT-OFF               AVERAGE
                  NUMBER OF       CUT-OFF         DATE      DATE      DATE    WEIGHTED    CUT-OFF      WEIGHTED
                  MORTGAGED         DATE          POOL    GROUP 1   GROUP 2    AVERAGE      DATE        AVERAGE
     STATE       PROPERTIES      BALANCE(2)     BALANCE   BALANCE   BALANCE     DSCR     LTV RATIO   MORTGAGE RATE
------------------------------------------------------------------------------------------------------------------
 FL                  10       $  172,041,889      16.5%     18.0%      8.4%     1.59x       72.2%        5.623%
 NY                   5          168,300,197      16.2      18.3       4.6      1.73x       57.9%        5.472%
 CT                   2          134,300,000      12.9      15.3       0.0      1.76x       62.3%        4.582%
 CA                   9          129,805,997      12.5      12.3      13.5      1.53x       72.6%        5.418%
  Southern(1)         6           88,907,997       8.5       9.8       1.5      1.36x       76.4%        5.591%
  Northern(1)         3           40,898,000       3.9       2.5      12.0      1.90x       64.3%        5.040%
 NC                   2           99,905,806       9.6      11.3       0.0      1.53x       61.1%        5.604%
 Other               58          337,134,420      32.4      24.8      73.5      1.52x       72.2%        5.448%
                     86       $1,041,488,309     100.0%    100.0%    100.0%     1.60x       67.6%        5.380%

 o THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 27 STATES.

(1) For purposes of determining whether a Mortgaged Property is located in Northern California or Southern California, Mortgaged Properties located north of San Luis Obispo County, Kern County and San Bernardino County were included in Northern California and Mortgaged Properties located in and south of such counties were included in Southern California.

(2) Because this table presents information relating to the Mortgaged Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount as detailed in the related Mortgage Loan documents).

* Two Mortgage Loans, representing 14.9% of the Cut-Off Date Pool Balance (17.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.

The sum of aggregate percentage calculations may not equal 100% due to rounding.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE OF MORTGAGE LOANS

-------------------------------------------------------------------------------------------
           RANGE OF             NUMBER OF       AGGREGATE
            CUT-OFF              MORTGAGE      CUT-OFF DATE      % OF      % OF      % OF
         DATE BALANCES            LOANS          BALANCE         POOL    GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------
<= (less than or equal to)
   $ 2,000,000                      5        $    8,179,011       0.8%      0.7%       1.2%
   $ 2,000,001 - $  3,000,000       3             8,597,086       0.8       1.0        0.0
   $ 3,000,001 - $  4,000,000       3             9,544,898       0.9       0.7        2.0
   $ 4,000,001 - $  5,000,000       3            13,293,561       1.3       1.5        0.0
   $ 5,000,001 - $  6,000,000       3            16,841,610       1.6       1.3        3.4
   $ 6,000,001 - $  7,000,000       2            12,455,090       1.2       1.4        0.0
   $ 7,000,001 - $  8,000,000       3            22,595,188       2.2       2.6        0.0
   $ 8,000,001 - $  9,000,000       4            33,600,797       3.2       2.9        5.1
   $ 9,000,001 - $ 10,000,000       2            19,285,000       1.9       0.0       12.0
   $10,000,001 - $ 15,000,000       7            83,073,261       8.0       4.0       29.9
   $15,000,001 - $ 20,000,000       5            90,288,306       8.7       8.2       11.3
   $20,000,001 - $ 25,000,000       4            89,537,796       8.6       7.9       12.7
   $25,000,001 - $ 30,000,000       3            80,942,959       7.8       9.2        0.0
   $35,000,001 - $ 40,000,000       1            36,033,285       3.5       0.0       22.4
   $55,000,001 - $ 60,000,000       2           118,800,000      11.4      13.5        0.0
   $70,000,001 - $ 75,000,000       1            75,000,000       7.2       8.5        0.0
   $80,000,001 - $130,000,000       3           323,420,461      31.1      36.7        0.0
-------------------------------------------------------------------------------------------
                                   54        $1,041,488,309     100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------------
MIN: $802,330                   MAX: $130,000,000                      AVERAGE: $19,286,821

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO*

------------------------------------------------------------------------------
     RANGE OF      NUMBER OF      AGGREGATE
   UNDERWRITTEN     MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
      DSCRS          LOANS         BALANCE         POOL    GROUP 1    GROUP 2
------------------------------------------------------------------------------
  1.20x - 1.24x       8       $   88,673,048        8.5%      9.1%       5.5%
  1.25x - 1.29x       5           88,816,550        8.5       5.0       27.9
  1.30x - 1.34x       4           49,063,877        4.7       4.2        7.8
  1.35x - 1.39x       6           56,642,432        5.4       2.3       22.4
  1.40x - 1.44x       5           24,834,904        2.4       1.6        6.8
  1.45x - 1.49x       6           65,740,081        6.3       5.4       11.3
  1.50x - 1.54x       5          192,908,466       18.5      20.8        6.1
  1.55x - 1.59x       4          109,981,979       10.6      11.2        7.1
  1.65x - 1.69x       2           24,447,071        2.3       2.8        0.0
  1.75x - 1.79x       2          138,490,797       13.3      15.7        0.0
  1.85x - 1.89x       1           58,800,000        5.6       6.7        0.0
  1.90x - 1.94x       2           15,659,002        1.5       0.9        5.1
  2.00x - 2.04x       1           26,082,959        2.5       3.0        0.0
  2.05x - 2.09x       1           60,000,000        5.8       6.8        0.0
  2.20x - 2.24x       1           21,613,000        2.1       2.5        0.0
  2.30x - 3.79x       1           19,734,143        1.9       2.2        0.0
------------------------------------------------------------------------------
                      54      $1,041,488,309      100.0%    100.0%     100.0%
------------------------------------------------------------------------------
MIN: 1.20x                         MAX: 2.66x             WTD. AVERAGE: 1.60x

MORTGAGE RATE

---------------------------------------------------------------------------------
                     NUMBER OF      AGGREGATE
      RANGE OF        MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
   MORTGAGE RATES      LOANS         BALANCE         POOL     GROUP 1    GROUP 2
---------------------------------------------------------------------------------
  4.550% - 5.249%       13      $  340,278,593        32.7%     31.8%      37.5%
  5.250% - 5.499%       12         221,599,212        21.3      18.7       35.4
  5.500% - 5.749%       11         220,699,464        21.2      20.3       25.8
  5.750% - 5.999%       13         131,792,153        12.7      14.7        1.2
  6.000% - 6.249%       3          108,147,193        10.4      12.3        0.0
  6.250% - 6.499%       2           18,971,694         1.8       2.2        0.0
---------------------------------------------------------------------------------
                        54      $1,041,488,309       100.0%    100.0%     100.0%
---------------------------------------------------------------------------------
MIN: 4.550%                       MAX: 6.420%                WTD. AVERAGE: 5.380%
---------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO*

--------------------------------------------------------------------------------
      RANGE OF
      CUT-OFF        NUMBER OF      AGGREGATE
        DATE          MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
     LTV RATIOS        LOANS         BALANCE         POOL    GROUP 1    GROUP 2
--------------------------------------------------------------------------------
  40.01% - 50.00%       1       $   60,000,000        5.8%      6.8%       0.0%
  50.01% - 55.00%       1           19,734,143        1.9       2.2        0.0
  60.01% - 65.00%       11         397,589,529       38.2      43.0       12.0
  65.01% - 70.00%       7          125,900,577       12.1      13.1        6.5
  70.01% - 75.00%       16         201,123,359       19.3      18.2       25.1
  75.01% - 80.00%       17         225,684,367       21.7      15.3       56.4
  80.01% - 82.42%       1           11,456,334        1.1       1.3        0.0
--------------------------------------------------------------------------------
                        54      $1,041,488,309      100.0%    100.0%     100.0%
--------------------------------------------------------------------------------
MIN: 45.7%                         MAX: 82.4%                WTD. AVERAGE: 67.6%
--------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO*

--------------------------------------------------------------------------------
      RANGE OF
  MATURITY DATE OR   NUMBER OF      AGGREGATE
        ARD           MORTGAGE     CUT-OFF DATE      % OF      % OF      % OF
     LTV RATIOS        LOANS         BALANCE         POOL    GROUP 1    GROUP 2
--------------------------------------------------------------------------------
   0.00% - 30.00%       1       $    1,694,781        0.2%      0.2%       0.0%
  30.01% - 40.00%       2           79,734,143        7.7       9.1        0.0
  40.01% - 50.00%       6          256,603,828       24.6      29.1        0.0
  50.01% - 55.00%       6           80,084,308        7.7       6.9       12.0
  55.01% - 60.00%       8          123,645,942       11.9      13.8        1.2
  60.01% - 65.00%       13         184,565,782       17.7      15.0       32.3
  65.01% - 70.00%       14         236,409,526       22.7      19.9       38.0
  70.01% - 75.00%       3           70,600,000        6.8       5.9       11.3
  75.01% - 80.00%       1            8,150,000        0.8       0.0        5.1
--------------------------------------------------------------------------------
                        54      $1,041,488,309      100.0%    100.0%     100.0%
--------------------------------------------------------------------------------
  MIN: 0.0%                        MAX: 75.1%                WTD. AVERAGE: 57.1%
--------------------------------------------------------------------------------

* Two Mortgage Loans representing 14.9% of the Cut-Off Date Pool Balance (17.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of Balance per SF, LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD

---------------------------------------------------------------------------
   RANGE OF
   ORIGINAL
    TERMS       NUMBER
 TO MATURITY      OF         AGGREGATE
    OR ARD     MORTGAGE     CUT-OFF DATE      % OF        % OF      % OF
   (MONTHS)      LOANS        BALANCE         POOL      GROUP 1    GROUP 2
---------------------------------------------------------------------------
    0 -  60       5      $   78,090,127        7.5%        7.9%       5.1%
   61 -  84       5         120,440,000       11.6         6.7       38.3
   85 - 108       2          24,777,228        2.4         2.8        0.0
  109 - 120      38         720,814,418       69.2        71.5       56.7
  121 - 156       1          60,000,000        5.8         6.8        0.0
  169 - 180       2          35,671,756        3.4         4.1        0.0
  181 - 192       1           1,694,781        0.2         0.2        0.0
---------------------------------------------------------------------------
                 54      $1,041,488,309      100.0%      100.0%     100.0%
---------------------------------------------------------------------------
MIN: 60                        MAX: 192                   WTD. AVERAGE: 113
---------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM

----------------------------------------------------------------------------
   RANGE OF
   ORIGINAL      NUMBER
 AMORTIZATION      OF         AGGREGATE
     TERMS      MORTGAGE     CUT-OFF DATE      % OF        % OF      % OF
   (MONTHS)       LOANS        BALANCE         POOL      GROUP 1    GROUP 2
----------------------------------------------------------------------------
  181 - 192        1       $    1,694,781      0.2%         0.2%       0.0%
  229 - 264        3           25,579,558      2.5          2.9        0.0
  265 - 300        9          274,618,379     26.4         31.0        1.2
  301 - 348        2           78,240,000      7.5          6.8       11.3
  349 - 360       36          608,992,591     58.5         54.1       82.4
  Non-Amortizing   3           52,363,000      5.0          5.0        5.1
----------------------------------------------------------------------------
                  54       $1,041,488,309    100.0%       100.0%     100.0%
----------------------------------------------------------------------------
MIN: 192                          MAX: 360              WTD. AVERAGE: 337(1)
----------------------------------------------------------------------------

SEASONING

------------------------------------------------------------------------------
              NUMBER
                OF         AGGREGATE
 SEASONING   MORTGAGE     CUT-OFF DATE       % OF          % OF        % OF
  (MONTHS)     LOANS        BALANCE          POOL        GROUP 1     GROUP 2
------------------------------------------------------------------------------
  0 - 12       54      $1,041,488,309    100.0%            100.0%      100.0%
------------------------------------------------------------------------------
               54      $1,041,488,309    100.0%            100.0%      100.0%
------------------------------------------------------------------------------
MIN: 0                             MAX: 7                      WTD. AVERAGE: 1
------------------------------------------------------------------------------

(1)   Excludes the non-amortizing loans.

REMAINING TERM TO MATURITY OR ARD

----------------------------------------------------------------------------
   RANGE OF
  REMAINING
    TERMS
 TO MATURITY   NUMBER OF      AGGREGATE
    OR ARD      MORTGAGE     CUT-OFF DATE      % OF        % OF      % OF
   (MONTHS)      LOANS         BALANCE         POOL      GROUP 1    GROUP 2
----------------------------------------------------------------------------
    0 -  60        5      $   78,090,127      7.5%          7.9%       5.1%
   61 -  84        5         120,440,000     11.6           6.7       38.3
   85 - 108        2          24,777,228      2.4           2.8        0.0
  109 - 120       39         780,814,418     75.0          78.3       56.7
  169 - 180        2          35,671,756      3.4           4.1        0.0
  181 - 192        1           1,694,781      0.2           0.2        0.0
----------------------------------------------------------------------------
                  54      $1,041,488,309    100.0%        100.0%     100.0%
----------------------------------------------------------------------------
MIN: 54                          MAX: 191                 WTD. AVERAGE: 112
----------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM

---------------------------------------------------------------------------------
     RANGE OF
     REMAINING      NUMBER OF      AGGREGATE
   AMORTIZATION      MORTGAGE     CUT-OFF DATE      % OF        % OF      % OF
  TERMS (MONTHS)      LOANS         BALANCE         POOL      GROUP 1    GROUP 2
---------------------------------------------------------------------------------
  181 - 192             1      $    1,694,781       0.2%         0.2%       0.0%
  229 - 264             3          25,579,558       2.5          2.9        0.0
  265 - 300             9         274,618,379      26.4         31.0        1.2
  301 - 348             2          78,240,000       7.5          6.8       11.3
  349 - 360            36         608,992,591      58.5         54.1       82.4
  Non-Amortizing        3          52,363,000       5.0          5.0        5.1
---------------------------------------------------------------------------------
                       54      $1,041,488,309     100.0%       100.0%     100.0%
---------------------------------------------------------------------------------
MIN: 191                           MAX: 360                 WTD. AVERAGE: 336(1)
---------------------------------------------------------------------------------

PREPAYMENT PROVISIONS SUMMARY

--------------------------------------------------------------------------------
                   NUMBER OF      AGGREGATE
    PREPAYMENT      MORTGAGE     CUT-OFF DATE      % OF         % OF      % OF
    PROVISIONS       LOANS         BALANCE         POOL       GROUP 1    GROUP 2
--------------------------------------------------------------------------------
  Lockout/
  Defeasance          51      $  942,400,697      90.5%         89.7%      94.9%
  Lockout/Yield
  Maintenance          2          90,937,612       8.7          10.3        0.0
  Lockout/
  Defeasance
  or Yield
  Maintenance          1           8,150,000       0.8           0.0        5.1
--------------------------------------------------------------------------------
                      54      $1,041,488,309     100.0%        100.0%     100.0%
--------------------------------------------------------------------------------



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)(2)(3)


PREPAYMENT ANALYSIS


DATE                                     APR-04       APR-05       APR-06       APR-07      APR-08
-----------------------------------------------------------------------------------------------------
 % Lockout                              100.00%      100.00%       46.57%       17.62%      0.00%
 % Defeasance                             0.00         0.00        51.93        72.70      90.29
 % Yield Maintenance                      0.00         0.00         1.51         9.68       9.71
 % Prepayment Premium                     0.00         0.00         0.00         0.00       0.00
 % Open                                   0.00         0.00         0.00         0.00       0.00
 Total                                  100.00%      100.00%      100.00%      100.00%    100.00%
 Total Beg. Balance (in millions)    $1,041.49    $1,032.06    $1,021.27    $1,006.91    $991.19
 % of Initial Pool Balance              100.00%       99.10%       98.06%       96.68%     95.17%
DATE                                   APR-09     APR-10     APR-11     APR-12     APR-13    APR-14
-------------------------------------------------------------------------------------------------------
 % Lockout                              0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
 % Defeasance                          90.33      90.28      88.78      88.70      88.34      58.57
 % Yield Maintenance                    9.67       9.72      11.22      11.30      11.66      41.43
 % Prepayment Premium                   0.00       0.00       0.00       0.00       0.00       0.00
 % Open                                 0.00       0.00       0.00       0.00       0.00       0.00
 Total                                100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
 Total Beg. Balance (in millions)    $898.10    $879.64    $748.79    $730.51    $693.95     $30.04
 % of Initial Pool Balance             86.23%     84.46%     71.90%     70.14%     66.63%      2.88%

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) Based on the assumptions set forth in footnote (1) above, after April 2014, the outstanding loan balances represent less than 2.88% of the Cut-Off Date Pool Balance.

(3) Assumes yield maintenance for 1 loan, which has the option to defease or pay yield maintenance.


GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)

PREPAYMENT ANALYSIS


DATE                                   APR-04    APR-05     APR-06     APR-07     APR-08
-------------------------------------------------------------------------------------------
 % Lockout                            100.00%   100.00%     40.79%     14.89%      0.00%
 % Defeasance                           0.00      0.00      57.42      74.61      89.47
 % Yield Maintenance                    0.00      0.00       1.79      10.50      10.53
 % Prepayment Premium                   0.00      0.00       0.00       0.00       0.00
 % Open                                 0.00      0.00       0.00       0.00       0.00
 Total                                100.00%   100.00%    100.00%    100.00%    100.00%
 Total Beg. Balance (in millions)    $880.47   $871.90    $862.39    $850.22    $836.78
 % of Initial Group 1 Balance         100.00%    99.03%     97.95%     96.56%     95.04%

DATE                                    APR-09     APR-10     APR-11     APR-12     APR-13    APR-14
-------------------------------------------------------------------------------------------------------
 % Lockout                               0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
 % Defeasance                           88.49      88.42      87.39      87.30      86.85      58.57
 % Yield Maintenance                    11.51      11.58      12.61      12.70      13.15      41.43
 % Prepayment Premium                    0.00       0.00       0.00       0.00       0.00       0.00
 % Open                                  0.00       0.00       0.00       0.00       0.00       0.00
 Total                                 100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
 Total Beg. Balance (in millions)     $754.27    $738.37    $666.56    $649.95    $615.19    $30.04
 % of Initial Group 1 Balance           85.67%     83.86%     75.70%     73.82%     69.87%      3.41%

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) Based on the assumptions set forth in footnote (1) above, after April 2014, the outstanding loan balances represent less than 3.41% of the Cut-Off Date Group 1 Balance.

* The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)


PREPAYMENT ANALYSIS


DATE                                   APR-04       APR-05        APR-06        APR-07        APR-08
-------------------------------------------------------------------------------------------------------
 % Lockout                            100.00%      100.00%        77.91%        32.46%         0.00%
 % Defeasance                           0.00         0.00         22.09         62.33         94.72
 % Yield Maintenance                    0.00         0.00          0.00          5.20          5.28
 % Prepayment Premium                   0.00         0.00          0.00          0.00          0.00
 % Open                                 0.00         0.00          0.00          0.00          0.00
 Total                                100.00%      100.00%       100.00%       100.00%       100.00%
 Total Beg. Balance (in millions)    $161.02      $160.16       $158.88       $156.70       $154.41
 % of Initial Group 2 Balance         100.00%       99.47%        98.67%        97.32%        95.90%



DATE                                    APR-09        APR-10        APR-11        APR-12       APR-13
-------------------------------------------------------------------------------------------------------
 % Lockout                               0.00%         0.00%         0.00%         0.00%         0.00%
 % Defeasance                          100.00        100.00        100.00        100.00        100.00
 % Yield Maintenance                     0.00          0.00          0.00          0.00          0.00
 % Prepayment Premium                    0.00          0.00          0.00          0.00          0.00
 % Open                                  0.00          0.00          0.00          0.00          0.00
 Total                                 100.00%       100.00%       100.00%       100.00%       100.00%
 Total Beg. Balance (in millions)     $143.83       $141.27        $82.24        $80.55        $78.76
 % of Initial Group 2 Balance           89.33%        87.74%        51.07%        50.03%        48.91%

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (and assuming that each ARD Loan will be repaid in full on its Anticipated Repayment Date).

(2) Assumes yield maintenance for 1 loan, which has the option to defease or pay yield maintenance.

* The sum of aggregate percentage calculations may not equal 100% due to rounding.



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------
TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:


             TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE



                                                    NUMBER OF                                       % OF
                                                    MORTGAGE                             % OF    APPLICABLE
                                                     LOANS /                           CUT-OFF     CUT-OFF
                                        MORTGAGE    NUMBER OF                            DATE     DATE LOAN
                                          LOAN      MORTGAGED    LOAN   CUT-OFF DATE     POOL       GROUP
              LOAN NAME                  SELLER    PROPERTIES   GROUP    BALANCE(1)    BALANCE     BALANCE
------------------------------------------------------------------------------------------------------------
 Brass Mill Center & Commons ........   Wachovia      1/1        1      $130,000,000  12.5%     14.8%
 Four Seasons Town Centre ...........   Wachovia      1/1        1        97,864,906   9.4      11.1%
 11 Madison Avenue ..................   Wachovia      1/1        1        95,555,556   9.2      10.9%
 Bank of America Tower ..............   Wachovia      1/1        1        75,000,000   7.2       8.5%
 Starrett-Lehigh Building ...........   Wachovia      1/1        1        60,000,000   5.8       6.8%
 Westland Mall ......................   Eurohypo      1/1        1        58,800,000   5.6       6.7%
 ARC Pool 10-1 ......................  Citigroup      1/8        2        36,033,285   3.5      22.4%
 Amargosa Commons Shopping
  Center ............................   Wachovia      1/1        1        29,760,000   2.9       3.4%
 Bay City Mall ......................   Eurohypo      1/1        1        26,082,959   2.5       3.0%
 The Shoppes at Gilbert Commons .....   Wachovia      1/1        1        25,100,000   2.4       2.9%
                                                     -----              ------------  ----
 SUBTOTAL/WTD. AVG. .................                10/17              $634,196,705  60.9%
                                                     =====              ============  ====


 ARC Pool 5-4 .......................  Citigroup      1/8        1      $ 24,924,796   2.4%      2.8%
 AFRT Portfolio .....................   Wachovia     2/17        1        24,777,228   2.4       2.8%
 Valley Corporate Center ............   Wachovia      1/1        1        22,600,000   2.2       2.6%
 Home Depot - Colma, CA .............   Wachovia      1/1        1        21,613,000   2.1       2.5%
 Essex Place Apartments .............   Artesia       1/1        2        20,400,000   2.0      12.7%
 University Mall ....................   Wachovia      1/1        1        19,734,143   1.9       2.2%
 Stonegate Apartments/Cedar Ridge
  Apartments ........................   Artesia       2/2        2        19,285,000   1.9      12.0%
 Deep Deuce at Bricktown ............   Wachovia      1/1        2        18,240,000   1.8      11.3%
 Poway Shopping Center ..............   Wachovia      1/1        1        17,660,000   1.7       2.0%
 Sports Authority Corporate
  Headquarters ......................  Citigroup      1/1        1        15,937,612   1.5       1.8%
                                                     -----              ------------  ----
 SUBTOTAL/WTD. AVG. .................                12/34              $205,171,780  19.7%
                                                     =====              ============  ====

                                                     -----              ------------  ----
 TOTAL/WTD. AVG. ....................                22/51              $839,368,485  80.6%
                                                     =====              ============  ====



                                                                                          WEIGHTED    WEIGHTED
                                                                                           AVERAGE    AVERAGE
                                                                                           CUT-OFF      LTV       WEIGHTED
                                                                     BALANCE   WEIGHTED     DATE      RATIO AT    AVERAGE
                                                PROPERTY             PER SF/    AVERAGE      LTV      MATURITY    MORTGAGE
              LOAN NAME                           TYPE              UNIT/PAD    DSCR(2)   RATIO(2)   OR ARD(2)      RATE
---------------------------------------------------------------------------------------------------------------------------
 Brass Mill Center & Commons ........ Retail - Anchored              $   150  1.77x      62.1%      45.6%       4.550%
 Four Seasons Town Centre ........... Retail - Anchored              $   105  1.54x      60.8%      47.0%       5.600%
 11 Madison Avenue .................. Office - CBD                   $   191  1.55x      63.7%      59.0%       5.304%
 Bank of America Tower .............. Office - CBD                   $   108  1.51x      69.2%      61.5%       6.160%
 Starrett-Lehigh Building ........... Office - CBD                   $    69  2.08x      45.7%      38.3%       5.760%
 Westland Mall ...................... Retail - Anchored              $   254  1.89x      72.6%      68.2%       4.952%
 ARC Pool 10-1 ...................... Mobile Home Park               $24,380  1.37x      76.3%      63.8%       5.530%
 Amargosa Commons Shopping
  Center ............................ Retail - Anchored              $   172  1.21x      80.0%      70.2%       5.570%
 Bay City Mall ...................... Retail - Anchored              $    72  2.02x      64.7%      54.0%       5.302%
 The Shoppes at Gilbert Commons ..... Retail - Anchored              $   151  1.25x      79.6%      66.3%       5.430%
 SUBTOTAL/WTD. AVG. .................                                         1.65x      64.8%      54.5%       5.337%


 ARC Pool 5-4 ....................... Mobile Home Park               $13,740  1.46x      71.9%      66.4%       5.050%
 AFRT Portfolio ..................... Various - Office/Retail        $   127  1.32x      72.9%      51.0%       5.830%
 Valley Corporate Center ............ Office - Suburban              $   132  1.65x      71.6%      71.6%       5.160%
 Home Depot - Colma, CA ............. Retail - Anchored              $   216  2.23x      65.2%      65.2%       4.800%
 Essex Place Apartments ............. Multifamily - Conventional     $57,955  1.29x      73.5%      68.1%       5.320%
 University Mall .................... Retail - Anchored              $    30  2.66x      51.5%      37.8%       6.120%
 Stonegate Apartments/Cedar Ridge
  Apartments ........................ Multifamily - Conventional     $34,315  1.54x      63.3%      52.6%       5.310%
 Deep Deuce at Bricktown ............ Multifamily - Conventional     $62,041  1.46x      80.0%      71.5%       4.750%
 Poway Shopping Center .............. Retail - Anchored              $   165  1.32x      78.1%      67.3%       5.690%
 Sports Authority Corporate
  Headquarters ...................... Office - Suburban              $    76  1.24x      73.5%      45.2%       6.420%
 SUBTOTAL/WTD. AVG. .................                                         1.62x      70.1%      60.0%       5.419%

 TOTAL/WTD. AVG. ....................                                         1.64x      66.1%      55.8%       5.357%

---------
(1) In the case of a concentration of cross-collateralized Mortgage Loans, the aggregate principal balance.

(2) Two Mortgage Loans, representing 14.9% of the Cut-Off Date Pool Balance (17.7% of the Cut-Off Date Group 1 Balance), are part of a split loan structure and the related pari passu companion loans are not included in the trust fund. With respect to these Mortgage Loans, unless otherwise specified, the calculation of Balance per SF, LTV ratios and DSC ratios were based upon the aggregate indebtedness of these Mortgage Loans and the related pari passu companion loans.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                          BRASS MILL CENTER & COMMONS
--------------------------------------------------------------------------------


                                [PHOTOS OMITTED]




This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                   CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                          BRASS MILL CENTER & COMMONS
--------------------------------------------------------------------------------

                                 [MAPS OMITTED]






This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                           BRASS MILL CENTER & COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia

CUT-OFF DATE BALANCE                                                $130,000,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    12.5%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                           Refinance

SPONSOR                                                         GGP/Homart, Inc.

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             4.550%

MATURITY DATE                                                     April 11, 2014

AMORTIZATION TYPE                                                        Balloon

INTEREST ONLY PERIOD                                                        None

ORIGINAL TERM / AMORTIZATION                                           120 / 300

REMAINING TERM / AMORTIZATION                                          120 / 300

LOCKBOX                                                             Soft-Upfront

SHADOW RATING (S&P/MOODY'S)(1)                                         BBB+/Baa3

UP-FRONT RESERVES
  TAX/INSURANCE           No

ONGOING MONTHLY RESERVES

  TAX/INSURANCE(2)        Springing

  TI/LC(3)                Springing

  REPLACEMENT(3)          Springing

ADDITIONAL FINANCING(4)   Subordinate Debt                           $10,000,000

                                                                       WHOLE
                                             TRUST ASSET           MORTGAGE LOAN
                                             ------------          -------------
CUT-OFF DATE BALANCE                         $130,000,000           $140,000,000

CUT-OFF DATE BALANCE/SF                          $150                   $162

CUT-OFF DATE LTV                                 62.1%                  66.8%

MATURITY DATE LTV                                45.6%                  49.1%

UW DSCR ON NCF                                   1.77x                  1.65x
--------------------------------------------------------------------------------


(1) S&P and Moody's have confirmed that the Brass Mill Center & Commons Loan, in the context of its inclusion in the trust, has credit characteristics consistent with an investment-grade rated obligation.

(2) Monthly reserves for taxes and insurance are required if (i) an event of default occurs and is continuing or (ii) the debt service coverage ratio, as computed by the mortgagee, for any preceding 12-month period is less than 1.20x.

(3) Monthly reserves for tenant improvements, leasing commissions and replacement reserves are required in the amount of $72,016 up to a maximum amount of $848,157 if (i) an event of default occurs and is continuing or
      (ii) the debt service coverage ratio, as computed by the mortgagee, for any preceding 12-month period is less than 1.20x.

(4)   As of the Cut-Off Date.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                           Waterbury, CT

PROPERTY TYPE                                                  Retail - Anchored

SIZE (SF)                                                                864,187

OCCUPANCY AS OF FEBRUARY 20, 2004*                                         96.8%

YEAR BUILT / YEAR RENOVATED                                            1997 / NA

APPRAISED VALUE                                                     $209,500,000

PROPERTY MANAGEMENT                                         GGP-Brass Mill, Inc.

UW ECONOMIC OCCUPANCY                                                      95.0%

UW REVENUES                                                          $27,153,895

UW TOTAL EXPENSES                                                    $11,238,617

UW NET OPERATING INCOME (NOI)                                        $15,915,278

UW NET CASH FLOW (NCF)                                               $15,456,332
--------------------------------------------------------------------------------

*     Includes tenants who have executed leases but not yet taken occupancy.




NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                           BRASS MILL CENTER & COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------
                                                                       NET
                                                    RATINGS(1)       RENTABLE      % OF NET
                    TENANT                      MOODY'S/S&P/FITCH   AREA (SF)   RENTABLE AREA
--------------------------------------------------------------------------------------------------------------------
               BRASS MILL CENTER
Anchor Tenants - Anchor Owned
Filene's .....................................    Baa1/BBB+/BBB+      161,744   ANCHOR OWNED--NOT PART OF COLLATERAL

Sears ........................................    Baa1/BBB/BBB+       157,647   ANCHOR OWNED--NOT PART OF COLLATERAL
                                                                      -------
  TOTAL ANCHOR OWNED .........................                        319,391

Anchor Tenants - Collateral
JC Penney ....................................      Ba3/BB+/BB        125,247        14.5%
Burlington Coat Factory(2) ...................       NR/NR/NR          91,390        10.6
Hoyts Cinema .................................       NR/NR/NR          70,477         8.2
Steve & Barry's University Sportswear(2) .....       NR/NR/NR          49,132         5.7
                                                                      -------  ----------
  TOTAL ANCHOR TENANTS .......................                        336,246        38.9%

TOP 5 MALL TENANTS
H & M ........................................       NR/NR/NR          27,389         3.2%
Old Navy .....................................     Ba3/BB+/BB+         15,000         1.7
FYE ..........................................       NR/NR/NR          12,282         1.4
Hops .........................................       NR/NR/NR           6,784         0.8
The Gap ......................................     Ba3/BB+/BB+          6,547         0.8
                                                                      -------  ----------
  TOTAL TOP 5 TENANTS                                                  68,002         7.9%

NON-MAJOR TENANTS ............................                        235,540        27.3
                                                                      -------  ----------
OCCUPIED MALL COLLATERAL TOTAL ...............                        639,788        74.0%

VACANT SPACE .................................                         27,366         3.2
                                                                      -------  ----------
BRASS MILL CENTER COLLATERAL TOTAL ...........                        667,154        77.2%

BRASS MILL CENTER PROPERTY TOTAL .............                        986,545

         BRASS MILL COMMONS

Shaw's Supermarket ...........................     A3/BBB+/BBB+        53,317         6.2%
Toys R Us ....................................      Ba2/BB/BB          48,000         5.6
OfficeMax ....................................      Ba2/BB/NR          29,188         3.4
Barnes & Noble . .............................       NR/BB/NR          22,000         2.5
Non-Major Tenants ............................                         44,528         5.2
Vacant Space .................................                              0         0.0
                                                                      -------  ----------
BRASS MILL COMMONS TOTAL .....................                        197,033        22.8%

COLLATERAL TOTAL .............................                        864,187       100.0%
                                                                      -------
PROPERTY TOTAL ...............................                      1,183,578
--------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                        TENANT SUMMARY
-----------------------------------------------------------------------------------------------------
                                                 ACTUAL                  % OF ACTUAL   DATE OF LEASE
                    TENANT                      RENT PSF   ACTUAL RENT       RENT        EXPIRATION
---------------------------------------------- ---------- ------------- ------------- ---------------
               BRASS MILL CENTER
Anchor Tenants - Anchor Owned
Filene's .....................................
Sears ........................................

  TOTAL ANCHOR OWNED .........................

Anchor Tenants - Collateral
JC Penney ....................................   $ 5.64    $   706,393        4.6%    September 2017
Burlington Coat Factory(2) ...................   $ 6.16        562,962        3.6       October 2014
Hoyts Cinema .................................   $18.00      1,268,586        8.2      February 2006
Steve & Barry's University Sportswear(2) .....   $ 9.00        442,188        2.8          July 2011
                                                           -----------      -----
  TOTAL ANCHOR TENANTS .......................   $ 8.86    $ 2,980,129       19.2%

TOP 5 MALL TENANTS
H & M ........................................   $27.57    $   755,040        4.9%      January 2016
Old Navy .....................................   $20.00        300,000        1.9       January 2010
FYE ..........................................   $22.00        270,204        1.7       January 2008
Hops .........................................   $20.52        139,208        0.9          June 2015
The Gap ......................................   $23.00        150,581        1.0       January 2010
                                                           -----------      -----
  TOTAL TOP 5 TENANTS                            $23.75    $ 1,615,033       10.4%

NON-MAJOR TENANTS ............................   $33.94      7,993,884       51.5
                                                           -----------      -----
OCCUPIED MALL COLLATERAL TOTAL ...............   $19.68    $12,589,046       81.1%

VACANT SPACE .................................

BRASS MILL CENTER COLLATERAL TOTAL ...........

BRASS MILL CENTER PROPERTY TOTAL .............

         BRASS MILL COMMONS

Shaw's Supermarket ...........................   $14.99    $   799,222        5.1%     February 2024
Toys R Us ....................................   $12.25        588,000        3.8       January 2018
OfficeMax ....................................   $13.50        394,038        2.5       January 2018
Barnes & Noble . .............................   $15.50        341,000        2.2      December 2012
Non-Major Tenants ............................   $18.16        808,673        5.2
Vacant Space .................................                       0        0.0
                                                           -----------      -----
BRASS MILL COMMONS TOTAL .....................   $14.88    $ 2,930,933       18.9%

COLLATERAL TOTAL .............................             $15,519,979      100.0%

PROPERTY TOTAL ...............................
-----------------------------------------------------------------------------------------------------

-----------
(1) Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2) Tenant has executed a lease for the terms as specified, but has not taken occupancy at the Mortgaged Property.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                           BRASS MILL CENTER & COMMONS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------------
                                    WA BASE                   % OF TOTAL     CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
                   # OF LEASES      RENT/SF      TOTAL SF         SF           % OF SF          RENT          ACTUAL RENT
      YEAR           ROLLING        ROLLING       ROLLING     ROLLING(1)     ROLLING(1)      ROLLING(1)       ROLLING(1)
---------------------------------------------------------------------------------------------------------------------------
       2004              3           $19.47        6,137          0.7%           0.7%            0.8%             0.8%
       2005              4           $50.34        6,198          0.7%           1.4%            2.0%             2.8%
       2006(2)           4           $19.35       75,529          8.7%          10.2%            9.4%            12.2%
       2007             11           $43.18       19,319          2.2%          12.4%            5.4%            17.6%
       2008             58           $33.65      135,997         15.7%          28.1%           29.5%            47.1%
       2009              5           $32.62        7,977          0.9%          29.1%            1.7%            48.7%
       2010              9           $28.11       39,675          4.6%          33.7%            7.2%            55.9%
       2011              7           $14.25       64,399          7.5%          41.1%            5.9%            61.8%
       2012              5           $20.11       35,479          4.1%          45.2%            4.6%            66.4%
       2013              8           $19.45       40,073          4.6%          49.8%            5.0%            71.5%
       2014              2           $ 7.22       97,928         11.3%          61.2%            4.6%            76.0%
---------------------------------------------------------------------------------------------------------------------------

(1)   Calculated based on approximate square footage occupied by each tenant.

(2)   Assumes the early termination of the Hoyts space.


o THE LOAN. The Mortgage Loan (the "Brass Mill Center & Commons Loan") is secured by a first mortgage encumbering a regional mall and anchored community center located in Waterbury, Connecticut. The Brass Mill Center & Commons Loan represents approximately 12.5% of the Cut-Off Date Pool Balance. The Brass Mill Center & Commons Loan was originated on March 12, 2004, and has a principal balance as of the Cut-Off Date of $130,000,000. The Brass Mill Center & Commons Loan, which is evidenced by a senior note dated March 12, 2004, is the senior portion of a whole loan with an original principal balance of $140,000,000. The companion loan related to the Brass Mill Center & Commons Loan is evidenced by a separate note dated March 12, 2004, with an original principal balance of $10,000,000 (the "Brass Mill Center & Commons Subordinate Loan"). The Brass Mill Center & Commons Subordinate Loan will not be an asset of the trust. The Brass Mill Center & Commons Loan and the Brass Mill Center & Commons Subordinate Loan will be governed by an intercreditor and servicing agreement, as described in the prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL -- Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement.

    The Brass Mill Center & Commons Loan has a remaining term of 120 months and matures on April 11, 2014. The Brass Mill Center & Commons Loan may be prepaid on or after December 11, 2013, and permits defeasance with United States government obligations beginning the earlier of three years after its first payment date or two years from the date of the last securitization of any portion of the Brass Mill Center & Commons Loan and its related Companion Loan.

o THE BORROWER. The borrower is GGP-Brass Mill, Inc., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Brass Mill Center & Commons Loan. The sponsor of the borrower is GGP/Homart, Inc. GGP/Homart, Inc. is a 50/50 joint venture between GGP Limited Partnership, a subsidiary of General Growth Properties, Inc. ("GGP") and New York State Common Retirement Fund. GGP owns, leases, manages, acquires and develops regional shopping malls and single tenant retail properties in the United States.

o THE PROPERTY. The Mortgaged Property is approximately 864,187 square feet of an approximately 1,183,578 square foot regional mall and an adjacent community center situated on approximately 53.6 acres. The Mortgaged Property was constructed in 1997. The Mortgaged Property is located in Waterbury, Connecticut, within the Hartford, Connecticut metropolitan statistical area. As of February 20, 2004, the occupancy rate (which includes space subject to pending tenants that have executed a lease) for the Mortgaged Property securing the Brass Mill Center & Commons Loan was approximately 96.8%.

    The anchor tenants at the Mortgaged Property are Filene's, Sears, Roebuck & Co. and J.C. Penney Company, Inc. ("JCPenney"). Filene's and Sears, Roebuck & Co. own their respective premises and land, which are not part of the collateral. The largest tenant which is part of the Mortgaged Property is JCPenney, occupying approximately 125,247 square feet, or approximately 14.5% of the net rentable area. JCPenney is a major retailer in the United States with interests in drug, catalog


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                          BRASS MILL CENTER & COMMONS
--------------------------------------------------------------------------------

    and e-commerce merchandising. As of April 5, 2004, JCPenney was rated "Ba3" (Moody's), "BB+" (S&P) and "BB" (Fitch). The JCPenney lease expires in September 2017. The second largest tenant is Burlington Coat Factory ("Burlington"), occupying approximately 91,390 square feet, or approximately 10.6% of the net rentable area. Burlington is a major retailer in the United States that sells brand-name family apparel, accessories and shoes at discount prices. Burlington has signed a ten-year lease with a tentative occupancy date on or about November 2004. The Burlington lease expires in October 2014. The third largest tenant is Hoyts Cinema ("Hoyts"), occupying approximately 70,477 square feet, or approximately 8.2% of the net rentable area. Hoyts owns and operates approximately 2,000 cinema screens in Australia, Europe, North America and South America. The Hoyts lease originally expired in January 2022, however, Hoyts and the borrower have agreed to a lease amendment whereby Hoyts will remit $2,440,000 to the borrower prior to July 1, 2004, which will allow the Hoyts lease to terminate on February 28, 2006.

    Due to the pending occupancy status of Burlington and Steve & Barry's as of the origination date of the Brass Mill Center & Commons Loan, the related Mortgage Loan Seller required a guaranty in the amount of $5,000,000 from the sponsor, GGP/Homart, Inc., as additional security until both Burlington and Steve & Barry's occupy their related spaces and commence paying full, unabated rent.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a borrower designated lock box account. At any time during the term of the Brass Mill Center & Commons Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.20x or
    (ii) upon the occurrence of an event of default under the loan documents, funds in the lock box account are transferred to a cash collateral account in the name of the mortgagee. Funds in the cash collateral account are swept daily into the cash management system in accordance with the loan documents.

o   MANAGEMENT. The Mortgaged Property is self-managed by the borrower.

o RELEASE OF PARCELS. The borrower may obtain the release of certain non-improved, non-income producing property upon the satisfaction of certain conditions, including, without limitation: (i) the borrower provides evidence that (a) the released property is not necessary for the borrower's operation or its then current use of the Mortgaged Property and may be separated from the remaining Mortgaged Property without a material diminution in the value of the Mortgaged Property and (b) the released property will be vacant, non-income producing and unimproved (or improved only by surface parking areas); (ii) no event of default has occurred and is continuing; and (iii) the borrower delivers a rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to the Certificates.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            FOUR SEASONS TOWN CENTRE

--------------------------------------------------------------------------------



                                [PHOTOS OMITTED]




This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            FOUR SEASONS TOWN CENTRE

--------------------------------------------------------------------------------




                                 [MAPS OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            FOUR SEASONS TOWN CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia

CUT-OFF DATE BALANCE                                                 $97,864,906

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     9.4%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                         Acquisition

SPONSOR                                          General Growth Properties, Inc.

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             5.600%

MATURITY DATE                                                  December 11, 2013

AMORTIZATION TYPE                                                        Balloon

INTEREST ONLY PERIOD                                                        None

ORIGINAL TERM / AMORTIZATION                                           117 / 300

REMAINING TERM / AMORTIZATION                                          116 / 299

LOCKBOX                                                             Hard-Upfront

SHADOW RATING (S&P/MOODY'S)(1)                                         BBB-/Baa3

UP-FRONT RESERVES
 TAX                             Yes

ONGOING MONTHLY RESERVES
  TAX                            Yes

ADDITIONAL FINANCING(2)         Subordinate Debt                     $13,980,700

                                                                      WHOLE
                                              TRUST ASSET         MORTGAGE LOAN
                                              -----------         --------------
CUT-OFF DATE BALANCE                         $97,864,906          $111,845,606

CUT-OFF DATE BALANCE/SF                           $105                  $120

CUT-OFF DATE LTV                                  60.8%                 69.5%

MATURITY DATE LTV                                 47.0%                 53.7%

UW DSCR ON NCF                                   1.54x                 1.35 x
--------------------------------------------------------------------------------
(1) S&P and Moody's have confirmed that the Four Seasons Town Centre Loan has, in the context of its inclusion in the trust, the credit characterisitics consistent with that of an investment-grade rated obligation.
(2)   As of the Cut-Off Date.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                          Greensboro, NC


PROPERTY TYPE                                                 Retail -- Anchored

SIZE (SF)                                                                928,410

OCCUPANCY AS OF MARCH 1, 2004                                              95.7%

YEAR BUILT / YEAR RENOVATED                                          1973 / 1999

APPRAISED VALUE                                                     $161,000,000

PROPERTY MANAGEMENT                                      GGP-Four Seasons L.L.C.

UW ECONOMIC OCCUPANCY                                                      93.5%

UW REVENUES                                                          $17,393,366

UW TOTAL EXPENSES                                                     $5,372,525

UW NET OPERATING INCOME (NOI)                                        $12,020,841

UW NET CASH FLOW (NCF)                                               $11,220,008
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            FOUR SEASONS TOWN CENTRE
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------
                                                                         % OF NET
                                           RATINGS*       NET RENTABLE   RENTABLE
               TENANT                 MOODY'S/S&P/FITCH     AREA (SF)      AREA
---------------------------------------------------------------------------------------------------------------
     FOUR SEASONS TOWN CENTRE
Anchor Tenants -- Anchor Owned
Dillard's ..........................       B2/BB/NR           212,047    ANCHOR OWNED -- NOT PART OF COLLATERAL
                                                              -------
 TOTAL ANCHOR OWNED ................                          212,047

Anchor Tenants -- Collateral
JCPenney ...........................      Ba3/BB+/BB          217,975       23.5%
Belk Stores . ......................       NR/NR/NR           211,994       22.8
                                                              -------   --------
 TOTAL ANCHOR TENANTS ..............                          429,969       46.3%

TOP 5 TENANTS
CompUSA ............................       NR/NR/NR            27,720        3.0%
The Limited/Limited Too Childrens ..     Baa1/BBB+/NR          16,722        1.8
Abercrombie & Fitch ................       NR/NR/NR            14,424        1.6
Express/Bath & Body Works ..........     Baa1/BBB+/NR          13,049        1.4
Eckerd .............................      Ba3/BB+/BB           12,466        1.3
                                                              -------   --------
 TOTAL TOP 5 TENANTS ...............                           84,381        9.1%

NON-MAJOR TENANTS ..................                          374,318       40.3
                                                              -------   --------
OCCUPIED COLLATERAL TOTAL ..........                          888,668       95.7%

VACANT SPACE .......................                           39,742        4.3
                                                              -------   --------
COLLATERAL TOTAL ...................                          928,410      100.0%
                                                              -------
PROPERTY TOTAL .....................                        1,140,457
---------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                                                   % OF
                                       ACTUAL                     ACTUAL    DATE OF LEASE
               TENANT                 RENT PSF    ACTUAL RENT      RENT      EXPIRATION
-----------------------------------------------------------------------------------------
     FOUR SEASONS TOWN CENTRE
Anchor Tenants -- Anchor Owned
Dillard's ..........................

 TOTAL ANCHOR OWNED ................

Anchor Tenants -- Collateral
JCPenney ...........................   $ 2.00     $   435,950        3.8%    August 2009
Belk Stores . ......................   $ 2.75         582,984        5.1    January 2014
                                                  -----------      -----
 TOTAL ANCHOR TENANTS ..............   $ 2.37     $ 1,018,934        8.9%

TOP 5 TENANTS
CompUSA ............................   $ 8.00     $   221,760        1.9%      June 2008
The Limited/Limited Too Childrens ..   $20.00         334,440        2.9    January 2007
Abercrombie & Fitch ................   $22.27         321,292        2.8    January 2010
Express/Bath & Body Works ..........   $20.50         267,504        2.3    January 2007
Eckerd .............................   $ 3.04          37,885        0.3    October 2004
                                                  -----------      -----
 TOTAL TOP 5 TENANTS ...............   $14.02     $ 1,182,881       10.3%

NON-MAJOR TENANTS ..................   $24.78       9,274,303       80.8
                                                  -----------      -----
OCCUPIED COLLATERAL TOTAL ..........   $12.91     $11,476,118      100.0%

VACANT SPACE .......................

COLLATERAL TOTAL ...................

PROPERTY TOTAL .....................
-----------------------------------------------------------------------------------------

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.




--------------------------------------------------------------------------------------------------------------------
                                             LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------
                             WA BASE                   % OF TOTAL     CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES      RENT/SF      TOTAL SF         SF           % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING      ROLLING*       ROLLING*        ROLLING*         ROLLING*
--------------------------------------------------------------------------------------------------------------------
  2004          38            $21.29       62,510          6.7%           6.7%           11.6%             11.6%
  2005          22            $28.93       46,533          5.0%          11.7%           11.7%             23.3%
  2006          16            $30.53       28,357          3.1%          14.8%            7.5%             30.9%
  2007          13            $26.46       49,445          5.3%          20.1%           11.4%             42.3%
  2008          20            $18.36       85,394          9.2%          29.3%           13.7%             55.9%
  2009          14            $ 4.81      252,914         27.2%          56.6%           10.6%             66.5%
  2010          18            $24.94       61,834          6.7%          63.2%           13.4%             80.0%
  2011           6            $19.95       27,150          2.9%          66.1%            4.7%             84.7%
  2012           8            $14.35       33,164          3.6%          69.7%            4.1%             88.8%
  2013           9            $29.66       16,530          1.8%          71.5%            4.3%             93.1%
  2014           2            $ 2.84      213,184         23.0%          94.5%            5.3%             98.4%
--------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                   CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            FOUR SEASONS TOWN CENTRE
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Four Seasons Town Centre Loan") is secured by a first mortgage encumbering a regional mall located in Greensboro, North Carolina. The Four Seasons Town Centre Loan represents approximately 9.4% of the Cut-Off Date Pool Balance. The Four Seasons Town Centre Loan was originated on March 5, 2004, and has a principal balance as of the Cut-Off Date of $97,864,906.

    The Four Seasons Town Centre Loan has a remaining term of 116 months and matures on December 11, 2013. The Four Seasons Town Centre Loan may be prepaid on or after September 11, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is GGP-Four Seasons L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Four Seasons Town Centre Loan. The sponsor of the borrower is General Growth Properties, Inc. ("GGP"). GGP owns, leases, manages, acquires and develops regional shopping malls and single tenant retail properties in the United States.

o THE PROPERTY. The Mortgaged Property is approximately 928,410 square feet of an approximately 1,140,457 square foot regional mall situated on approximately 63.4 acres. The Mortgaged Property was constructed in 1973, expanded in 1988 and renovated in 1999. The Mortgaged Property is located in Greensboro, North Carolina, within the Greensboro-High Point, North Carolina metropolitan statistical area. As of March 1, 2004, the occupancy rate for the Mortgaged Property securing the Four Seasons Town Centre Loan was approximately 95.7%.

    The anchor tenants at the Mortgaged Property are J.C. Penney Company, Inc. ("JCPenney"), Dillard's, Inc. and Belk Stores ("Belk"). Dillard's, Inc. owns its premises and land, which are not part of the collateral. The largest tenant which is part of the Mortgaged Property is JCPenney, occupying approximately 217,975 square feet, or approximately 23.5% of the net rentable area. JCPenney is a major retailer in the United States with interests in drug, catalog and e-commerce merchandising. As of April 5, 2004, JCPenney was rated "Ba3" (Moody's), "BB+" (S&P) and "BB" (Fitch). The JCPenney lease expires in August 2009. The second largest tenant which is part of the Mortgaged Property is Belk, occupying approximately 211,994 square feet, or approximately 22.8% of the net rentable area. Belk sells mid-priced brand-name and private-label apparel, shoes, cosmetics, gifts, and home furnishings. The Belk family owns the company, which is the largest privately owned department store chain in the United States. The Belk lease expires in January 2014. The third largest tenant which is part of the Mortgaged Property is Comp USA, Inc. ("CompUSA"), occupying approximately 27,720 square feet, or approximately 3.0% of the net rentable area. CompUSA is a leading reseller of over 35,000 technology and consumer electronics products. The CompUSA lease expires in June 2008.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a lock box account, which provides an allocation of funds for certain reserve requirements with the remaining amounts remitted back to the borrower. At any time during the term of the Four Seasons Town Centre Loan, (i) if the debt service coverage ratio, as computed by the mortgagee, is less than 1.10x for a 12 consecutive month period or (ii) upon the occurrence of an event of default under the loan documents, funds in the lockbox account are transferred to a cash collateral account in the name of the mortgagee. Funds in the cash collateral account are swept daily into the cash management system in accordance with the loan documents.

o   MANAGEMENT. The Mortgaged Property is self-managed by the borrower.

o RELEASE OF PARCELS. The borrower may obtain the release of certain non-improved, non-income producing property upon the satisfaction of certain conditions, including, without limitation: (i) the borrower provides evidence that the released property is not necessary for the borrower's operation or its then current use of the Mortgaged Property and may be separated from the remaining Mortgaged Property without a material diminution in the value of the Mortgaged Property and (ii) no event of default has occurred and is continuing.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                11 MADISON AVENUE
--------------------------------------------------------------------------------


                                [PHOTOS OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                11 MADISON AVENUE
--------------------------------------------------------------------------------




                                 [MAPS OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                11 MADISON AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia

CUT-OFF DATE BALANCE(1)                                              $95,555,556

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     9.2%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                         Acquisition

SPONSOR                                                              Tamir Sapir

TYPE OF SECURITY(2)                                                          Fee

MORTGAGE RATE                                                             5.304%

MATURITY DATE                                                   January 11, 2014

AMORTIZATION TYPE                                                            ARD

INTEREST ONLY PERIOD                                                          60

ORIGINAL TERM / AMORTIZATION                                           120 / 360

REMAINING TERM / AMORTIZATION                                          117 / 360

LOCKBOX                                                             Hard-Upfront

SHADOW RATING (S&P/MOODY'S)(3)                                          BBB/Baa2

UP-FRONT RESERVES
 TAX/INSURANCE                Yes

ONGOING MONTHLY RESERVES
 TAX/INSURANCE                Yes
 TI/LC(4)                     Yes
 REPLACEMENT                  $18,805

ADDITIONAL FINANCING(5)       Pari Passu                            $334,444,444
                              Subordinate Debt                       $85,000,000

                                             PARI PASSU                WHOLE
                                                NOTES              MORTGAGE LOAN
                                             ------------          -------------
CUT-OFF DATE BALANCE                         $430,000,000           $515,000,000


CUT-OFF DATE BALANCE/SF                          $191                   $228

CUT-OFF DATE LTV                                 63.7%                  76.3%

MATURITY DATE LTV                                59.0%                  71.2%

UW DSCR ON NCF                                   1.55x                  1.20x
--------------------------------------------------------------------------------

(1) Represents the A-2 note in a total senior note of $430,000,000 and aggregate mortgage debt of $515,000,000. The A-1 note of $143,333,333 and the A-3 and A-4 notes each of $95,555,556 are not included in the trust, but are pari passu with the A-2 note that is in the trust. In addition to the pari passu notes there are three subordinate notes, aggregating to $85,000,000 which are also not included in the trust. All Balance/SF, LTV and DSC ratios are based upon the aggregate indebtedness of the senior notes.

(2) For purposes of the table above and similar breakdowns by category elsewhere in the preliminary prospectus supplement, the borrower's interest in the mortgaged property has been classified as a fee interest. The security for the 11 Madison Avenue Loan consists of the borrower's interest in the IDA Premises under the IDA lease as well as the borrower's fee interest in the remainder of the mortgaged property. The fee interest in the IDA Premises is owned by the IDA but will revert to the borrower upon the termination of the IDA lease.

(3) S&P and Moody's have confirmed that the 11 Madison Avenue Loan, has in the context of its inclusion in the trust, the credit characteristics consistent with that of an investment-grade rated obligation.

(4)   $47,011.50 ($564,138/yr., $0.25/sf) will be escrowed for the first 36 months of the loan term. $141,034.50 ($1,692,414 yr., $0.75/sf) will be escrowed during months 37 to 72, and after that time $94,023 ($1,128,276 yr., $0.50/sf) will be escrowed monthly for the remainder of the term.

(5)   As of the Cut-Off Date.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                            New York, NY

PROPERTY TYPE                                                       Office - CBD

SIZE (SF)                                                              2,256,552

OCCUPANCY AS OF DECEMBER 22, 2003                                          98.6%

YEAR BUILT / YEAR RENOVATED                                          1932 / 1997

APPRAISED VALUE                                                     $675,000,000

PROPERTY MANAGEMENT                                    Cushman & Wakefield, Inc.

UW ECONOMIC OCCUPANCY                                                      98.0%

UW REVENUES                                                          $63,438,713

UW TOTAL EXPENSES                                                    $18,543,090

UW NET OPERATING INCOME (NOI)                                        $44,895,623

UW NET CASH FLOW (NCF)                                               $44,558,893
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                11 MADISON AVENUE
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                        NET      % OF NET                                % OF
                                      RATINGS*        RENTABLE   RENTABLE    ACTUAL                     ACTUAL     DATE OF LEASE
             TENANT              MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF    ACTUAL RENT      RENT       EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston ....      Aa3/A+/AA-      1,921,459      85.2%   $20.90      $40,154,365       83.1%  Multiple Spaces
Aon (sublet to IBM) ...........      Baa2/A-/A-        138,072       6.1    $28.75        3,969,570        8.2        April 2013
Omnicom .......................      Baa1/A-/A-         95,557       4.2    $28.25        2,699,485        5.6    September 2008
Gould Paper Corp. .............       NR/NR/NR          46,318       2.1    $21.50          995,837        2.1      October 2013
Eleven Madison Park ...........       NR/NR/NR          11,500       0.5    $18.39          211,485        0.4     December 2017
NON-MAJOR TENANTS .............                         12,018       0.5    $22.01          264,567        0.5
VACANT SPACE ..................                         31,628       1.4                          0        0.0
                                                     ---------     -----                -----------      -----
TOTAL .........................                      2,256,552     100.0%               $48,295,309      100.0%
                                                     =========     =====                ===========      =====
---------------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.




------------------------------------------------------------------------------------------------------------------
                                            LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------
                                                                                                      CUMULATIVE %
                             WA BASE                                   CUMULATIVE     % OF ACTUAL          OF
            # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT        ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*        ROLLING*
------------------------------------------------------------------------------------------------------------------
  2004     0                 $  0.00            0           0.0%           0.0%            0.0%            0.0%
  2005     0                 $  0.00            0           0.0%           0.0%            0.0%            0.0%
  2006     0                 $  0.00            0           0.0%           0.0%            0.0%            0.0%
  2007     3                 $ 25.88      390,386          17.3%          17.3%           20.9%           20.9%
  2008     1                 $ 28.25       95,557           4.2%          21.5%            5.6%           26.5%
  2009     0                 $  0.00            0           0.0%          21.5%            0.0%           26.5%
  2010     1                 $176.87          420           0.0%          21.6%            0.2%           26.7%
  2011     0                 $  0.00            0           0.0%          21.6%            0.0%           26.7%
  2012     0                 $  0.00            0           0.0%          21.6%            0.0%           26.7%
  2013     4                 $ 26.50      288,404          12.8%          34.3%           15.8%           42.5%
  2014     0                 $  0.00            0           0.0%          34.3%            0.0%           42.5%
------------------------------------------------------------------------------------------------------------------

*  Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                               11 MADISON AVENUE
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "11 Madison Avenue Loan") is secured by a first mortgage encumbering an office building located in New York, New York. The 11 Madison Avenue Loan represents approximately 9.2% of the Cut-Off Date Pool Balance. The 11 Madison Avenue Loan was originated on December 23, 2003, and has a principal balance as of the Cut-Off Date of $95,555,556. The 11 Madison Avenue Loan, which is evidenced by a pari passu note dated December 23, 2003, is a portion of a whole loan with an original principal balance of $515,000,000. The other loans related to the 11 Madison Avenue Loan are evidenced by six separate notes, each dated December 23, 2003, the "11 Madison Avenue Pari Passu I Loan" with an original principal balance of $143,333,333, the "11 Madison Avenue Pari Passu III Loan", with an original principal balance of $95,555,556, the "11 Madison Avenue Pari Passu IV Loan", with an original principal balance of $95,555,556, and 3 subordinate notes (the "11 Madison Avenue Subordinate Loans") with an aggregate original principal balance of $85,000,000. The 11 Madison Avenue Pari Passu I Loan, the 11 Madison Avenue Pari Passu III Loan, the 11 Madison Avenue Pari Passu IV Loan and the 11 Madison Avenue Subordinate Loans will not be assets of the trust. The 11 Madison Avenue Loan, the 11 Madison Avenue Pari Passu I Loan, the 11 Madison Avenue Pari Passu III Loan, the 11 Madison Avenue Pari Passu IV Loan and the 11 Madison Avenue Subordinate Loans will be governed by an intercreditor agreement and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C10, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans". The 11 Madison Avenue Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

    The 11 Madison Avenue Loan has a remaining term of 117 months to its anticipated repayment date of January 11, 2014. The 11 Madison Avenue Loan may be prepaid on or after November 11, 2013, and permits defeasance with United States government obligations beginning the earlier of four years after origination or two years from the date of the last securitization of any portion of the 11 Madison Avenue Loan and its related Companion Loans.

o THE BORROWER. The borrower is 11 Madison Avenue LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 11 Madison Avenue Loan. The sponsor is Tamir Sapir. Through his various entities, Mr. Sapir owns and operates an extensive citywide office property portfolio totaling approximately 7.25 million square feet.

o THE PROPERTY. The Mortgaged Property is an approximately 2,256,552 square foot office building situated on approximately 1.9 acres. The Mortgaged Property was constructed in 1932 and renovated in 1997. The Mortgaged Property is located in New York, New York, within the New York City metropolitan statistical area. As of December 22, 2003, the occupancy rate for the Mortgaged Property securing the 11 Madison Avenue Loan was approximately 98.6%.

    The largest tenant is Credit Suisse First Boston LLC ("CSFB"), occupying 1,921,459 square feet, or approximately 85.2% of the net rentable area. The Mortgaged Property serves as the world headquarters of CSFB, a leading global investment banking firm. As of April 1, 2004, CSFB was rated "Aa3" (Moody's), "A+" (S&P) and "AA-" (Fitch). The majority of the CSFB space expires in April 2017. There is a 389,344 square foot portion of one of the CSFB leases that expires in April 2007. Notwithstanding the foregoing, although 74.3% of CSFB's 1,921,459 square feet of net rentable area is leased through April 30, 2017, CSFB does have the option to terminate up to 528,730 square feet (27.5% of CSFB's space and 23.4% of the Mortgaged Property total space) after April 30, 2007 in its sole discretion. However, CSFB must give at least 24 months notice of such termination (such notice is irrevocable) and must pay a variable termination fee which is adjusted depending upon the space as to which such termination applies. Pursuant to the terms of the 11 Madison Avenue Loan documents, the lease termination payments are required to be paid into a reserve controlled by the mortgagee to be used for future tenant improvement and leasing commission expenses and otherwise will be additional collateral for the 11 Madison Avenue Loan. In addition, the 11 Madison Avenue Loan documents require that in the event CSFB exercises this termination option, the mortgagee will trap 100% of cash flow generated by the Mortgaged Property until such space is relet. The second largest tenant is Aon Corporation ("Aon"), occupying 138,072 square feet, or approximately 6.1% of the net rentable area. Aon is the second largest insurance brokerage and consulting company in the world operating in commercial brokerage, consulting services and consumer insurance underwriting. As of April 1, 2004, Aon was rated "Baa2" (Moody's), "A-" (S&P) and "A-" (Fitch). Aon subleases this entire space to International Business Machines Corporation ("IBM"). IBM is one of the world's top manufacturers of computer hardware, including desktop and notebook PCs, mainframes, servers, storage systems and peripherals. As of April 1, 2004,


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                11 MADISON AVENUE
--------------------------------------------------------------------------------

    IBM was rated "A1" (Moody's), "A+" (S&P) and "AA-" (Fitch). The Aon lease expires in April 2013. The third largest tenant is Omnicom Group, Inc., ("Omnicom"), occupying approximately 95,557 square feet, or approximately 4.2% of the net rentable area. Omnicom is one of the world's largest advertising, marketing and corporate communication companies. As of April 6, 2004, Omnicom was rated "Baa1" (Moody's), "A-" (S&P) and "A-" (Fitch). The Omnicom lease expires in September 2008.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of January 11, 2014, if the 11 Madison Avenue Loan is not repaid in full, the 11 Madison Avenue Loan enters a hyper-amortization period through January 11, 2039. The interest rate applicable to the 11 Madison Avenue Loan during such hyper-amortization period will increase to the greater of 2.0% over the mortgage rate or 2.0% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. Cushman & Wakefield, Inc. is the property manager for the Mortgaged Property securing the 11 Madison Avenue Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                              BANK OF AMERICA TOWER
--------------------------------------------------------------------------------



                                [PHOTOS OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                             BANK OF AMERICA TOWER
--------------------------------------------------------------------------------



                                 [MAPS OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                             BANK OF AMERICA TOWER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia

CUT-OFF DATE BALANCE                                                 $75,000,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     7.2%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                           Refinance

SPONSOR                                                         Darryl Parmenter

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             6.160%

MATURITY DATE                                                     April 11, 2014

AMORTIZATION TYPE                                                            ARD

INTEREST ONLY PERIOD                                                          24

ORIGINAL TERM / AMORTIZATION                                           120 / 360

REMAINING TERM / AMORTIZATION                                          120 / 360

LOCKBOX                                                             Hard-Upfront

UP-FRONT RESERVES

  TAX/INSURANCE                  Yes

  REPLACEMENT                    $8,262

  ROLLOVER(1)                    $1,500,000

ONGOING MONTHLY RESERVES

  TAX/INSURANCE                  Yes

  REPLACEMENT                    $8,262

  TI/LC(2)                       $41,667

  ROLLOVER(1)                    $44,333

ADDITIONAL FINANCING(3)                                                     None

CUT-OFF DATE BALANCE                                                 $75,000,000

CUT-OFF DATE BALANCE/SF                                                     $108

CUT-OFF DATE LTV                                                           69.2%

MATURITY DATE LTV                                                          61.5%

UW DSCR ON NCF                                                            1.51 x
--------------------------------------------------------------------------------

(1) Upfront escrow related to risk associated with the Bank of America lease expiration in 2009. In addition, monthly amounts of $44,333 are required beginning on the first payment date through and including the payment date in April 2009.

(2) Payable on the payment date starting in July 2009 through and including the Maturity Date, to fund a general TI/LC escrow account.

(3)   As of the Cut-Off Date.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                        Jacksonville, FL

PROPERTY TYPE                                                       Office - CBD

SIZE (SF)                                                                697,341

OCCUPANCY AS OF FEBRUARY 10, 2004                                          79.5%

YEAR BUILT / YEAR RENOVATED                                            1990 / NA

APPRAISED VALUE                                                     $108,400,000

PROPERTY MANAGEMENT                                         Parmenter Realty and
                                                              Investment Company


UW ECONOMIC OCCUPANC                                                       79.5%

UW REVENUES                                                          $14,586,593

UW TOTAL EXPENSES                                                     $5,382,443

UW NET OPERATING INCOME (NOI)                                         $9,204,150

UW NET CASH FLOW (NCF)                                                $8,294,363
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                             BANK OF AMERICA TOWER
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------
                                                     NET      % OF NET                              % OF
                                   RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
           TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT       EXPIRATION
---------------------------------------------------------------------------------------------------------------------------
Bank of America ............     Aa2/A+/AA--       188,032       27.0%   $25.39     $ 4,774,866      36.5%       July 2009
Holland & Knight . .........       NR/NR/NR         50,209        7.2    $25.75       1,292,882       9.9   September 2013
McGuireWoods .. ............       NR/NR/NR         37,517        5.4    $21.68         813,369       6.2    December 2012
Akerman Senterfitt .........       NR/NR/NR         33,178        4.8    $24.69         819,165       6.3        June 2011
Rayonier Inc. ..............     Baa3/BBB-/NR       32,609        4.7    $23.64         770,877       5.9       April 2007
NON-MAJOR TENANTS ..........                       213,174       30.6    $21.59       4,601,855      35.2
VACANT SPACE ...............                       142,622       20.5                         0       0.0
                                                   -------      -----               -----------     -----
TOTAL . ....................                       697,341      100.0%              $13,073,013     100.0%
                                                   =======      =====               ===========     =====
---------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.




---------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------
                             WA BASE                                   CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
---------------------------------------------------------------------------------------------------------------------
  2004           4           $15.93        26,162           3.8%           3.8%            3.2%              3.2%
  2005           6           $24.28        14,056           2.0%           5.8%            2.6%              5.8%
  2006           2           $23.64        16,281           2.3%           8.1%            2.9%              8.7%
  2007           6           $23.11        92,726          13.3%          21.4%           16.4%             25.1%
  2008           2           $22.67        46,695           6.7%          28.1%            8.1%             33.2%
  2009           2           $25.36       190,158          27.3%          55.4%           36.9%             70.1%
  2010           2           $22.30        28,035           4.0%          59.4%            4.8%             74.9%
  2011           2           $24.47        37,964           5.4%          64.8%            7.1%             82.0%
  2012           1           $21.68        37,517           5.4%          70.2%            6.2%             88.2%
  2013           1           $25.75        50,209           7.2%          77.4%            9.9%             98.1%
  2014           1           $21.50        11,459           1.6%          79.1%            1.9%            100.0%
---------------------------------------------------------------------------------------------------------------------

*  Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                             BANK OF AMERICA TOWER
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Bank of America Tower Loan") is secured by a first deed of trust encumbering an office building located in Jacksonville, Florida. The Bank of America Tower Loan represents approximately 7.2% of the Cut-Off Date Pool Balance. The Bank of America Tower Loan was originated on March 29, 2004, and has a principal balance as of the Cut-Off Date of $75,000,000. The Bank of America Tower Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

    The Bank of America Tower Loan has a remaining term of 120 months to its anticipated repayment date of April 11, 2014. The Bank of America Tower Loan may be prepaid with the payment of a yield maintenance charge on or after April 11, 2007, and may be prepaid without penalty or premium on or after December 11, 2013.

o THE BORROWER. The borrower is Jacksonville Tower Associates, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Bank of America Tower Loan. The sponsor is Darryl Parmenter, founding principal of Parmenter Realty Partners. Parmenter Realty Partners, a privately held real estate development company headquartered in Miami, Florida, is actively involved in acquiring and managing real estate assets in major markets throughout the southeastern United States. Since its inception, Parmenter Realty Partners has acquired or developed approximately 10.0 million square feet of real estate representing over $1.5 billion in value. Currently, Parmenter Realty Partners owns and manages nearly 2.0 million square feet of commercial office space.

o THE PROPERTY. The Mortgaged Property is an approximately 697,341 square foot office building situated on approximately 1.5 acres. The Mortgaged Property was constructed in 1990. The Mortgaged Property is located in Jacksonville, Florida, within the Jacksonville, Florida metropolitan statistical area. As of February 10, 2004, the occupancy rate for the Mortgaged Property securing the Bank of America Tower Loan was approximately 79.5%.

    The largest tenant is Bank of America Corporation ("Bank of America"), occupying approximately 188,032 square feet, or approximately 27.0% of the net rentable area. Bank of America is the third largest bank in the United States by assets and provides a diversified range of banking and non-banking financial services and products. As of April 1, 2004, Bank of America was rated "Aa2" (Moody's), "A+" (S&P) and "AA-" (Fitch). The Bank of America lease expires in July 2009. The second largest tenant is Holland & Knight LLP ("Holland & Knight"), occupying approximately 50,209 square feet, or approximately 7.2% of the net rentable area. Holland & Knight is an international law firm that represents a variety of clients in many industries, including banking and finance, utilities, insurance, shipping lines and cruise operators, airlines and aircraft manufacturing, transportation and real estate development. The Holland & Knight lease expires in September 2013. The third largest tenant is McGuireWoods LLP ("McGuireWoods"), occupying approximately 37,517 square feet, or approximately 5.4% of the net rentable area. McGuireWoods is an international law firm that represents a variety of clients in many industries, including automotive, energy resources, health care, technology and transportation. The McGuireWoods lease expires in December 2012.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of April 11, 2014, if the Bank of America Tower Loan is not paid in full, the Bank of America Tower Loan enters into a hyper-amortization period through April 11, 2036. The interest rate applicable to the Bank of America Tower Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. Parmenter Realty and Investment Company, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Bank of America Tower Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------




                       THIS PAGE INTENTIONALLY LEFT BLANK




This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            STARRETT-LEHIGH BUILDING
--------------------------------------------------------------------------------





                                [PHOTOS OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            STARRETT-LEHIGH BUILDING
--------------------------------------------------------------------------------



                                 [MAPS OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            STARRETT-LEHIGH BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia

CUT-OFF DATE BALANCE(1)                                              $60,000,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     5.8%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                           Refinance

SPONSOR                                                             Mark Karasik

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             5.760%

MATURITY DATE                                                  February 11, 2014

AMORTIZATION TYPE                                                            ARD

INTEREST ONLY PERIOD                                                          24

ORIGINAL TERM / AMORTIZATION                                           121 / 312

REMAINING TERM / AMORTIZATION                                          118 / 312

LOCKBOX                                                             Hard-Upfront

SHADOW RATING (S&P/MOODY'S)(2)                                          AAA / A1

UP-FRONT RESERVES

 TAX/INSURANCE                 Yes

 TI/LC                         $7,000,000

 ENGINEERING                   $161,975

 ENVIRONMENTAL                 $500,000

ONGOING MONTHLY RESERVES

 TAX/INSURANCE                 Yes

 TI/LC                         $96,651

 REPLACEMENT                   $28,995

 ENVIRONMENTAL(3)              $50,000

ADDITIONAL FINANCING(4)        Pari Passu                     $100,000,000
                               Subordinate Debt               $ 24,000,000
                               Mezzanine Debt                 $ 40,000,000

                                                     WHOLE
                                PARI PASSU         MORTGAGE
                                   NOTES             LOAN          TOTAL DEBT(5)
                               ------------      ------------      -------------
CUT-OFF DATE BALANCE           $160,000,000      $184,000,000      $224,000,000

CUT-OFF DATE BALANCE/SF             $69                $79             $97

CUT-OFF DATE LTV                    45.7%             52.6%            64.0%

MATURITY DATE LTV                   38.3%             44.0%            54.7%

UW DSCR ON NCF                      2.08x             1.81x            1.34x
--------------------------------------------------------------------------------

(1) Represents the A-2 note in a total senior note of $160,000,000 and aggregate mortgage debt of $184,000,000. The A-1 note of $100,000,000 is not included in the trust and is pari passu with the A-2 note and the B note of $24,000,000 is subordinate to the pari passu A notes. All Balance /SF, LTV and DSC ratios were based upon the aggregate indebtedness of the senior notes.

(2) S&P and Moody's have confirmed that the Starrett-Lehigh Building Loan, in the context of its inclusion in the trust, has credit characterisitics consistent with that of an investment-grade rated obligation.

(3)   Payable through and including the payment date in June 2004.

(4)   As of the Cut-Off Date.

(5)   Total Debt includes the mezzanine loan.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                            New York, NY

PROPERTY TYPE                                                       Office - CBD

SIZE (SF)                                                              2,319,634

OCCUPANCY AS OF SEPTEMBER 30, 2003                                         74.3%

YEAR BUILT / YEAR RENOVATED                                          1931 / 2003

APPRAISED VALUE                                                     $350,000,000

PROPERTY MANAGEMENT                                    601 West Management Corp.

UW ECONOMIC OCCUPANCY                                                      76.3%

UW REVENUES                                                          $43,623,415

UW TOTAL EXPENSES                                                    $17,819,694

UW NET OPERATING INCOME (NOI)                                        $25,803,721

UW NET CASH FLOW (NCF)                                               $24,677,230
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            STARRETT-LEHIGH BUILDING
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------
                                                         NET      % OF NET                              % OF
                                       RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
             TENANT               MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
------------------------------------------------------------------------------------------------------------------------------
U.S Customs Service ............     Aaa/AAA/AAA        266,327      11.5%  $ 33.12     $ 8,821,279      23.5%   October 2013
Omnimedia ......................       NR/NR/NR         159,500       6.9   $ 25.06       3,997,148      10.7   December 2009
FBI ............................     Aaa/AAA/AAA        118,288       5.1   $ 13.62       1,610,924       4.3    October 2008
Williams Communications ........      Caa3/NR/NR         99,320       4.3   $ 17.82       1,770,102       4.7      March 2015
Zurich American Insurance ......       NR/A+/NR          95,000       4.1   $ 32.39       3,076,920       8.2        May 2012
NON-MAJOR TENANTS ..............                        985,604      42.5   $ 18.50      18,237,876      48.6
VACANT SPACE ...................                        595,595      25.7                         0       0.0
                                                      ---------     -----               -----------     -----
TOTAL ..........................                      2,319,634     100.0%              $37,514,249     100.0%
                                                      =========     =====               ===========     =====
------------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.


---------------------------------------------------------------------------------------------------------------------
                                              LEASE EXPIRATION SCHEDULE
---------------------------------------------------------------------------------------------------------------------
                             WA BASE                                   CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING        ROLLING       ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
---------------------------------------------------------------------------------------------------------------------
  2004           14           $10.55       52,459           2.3%           2.3%            1.5%             1.5%
  2005           11            $8.74       65,271           2.8%           5.1%            1.5%             3.0%
  2006            8            $7.87       89,526           3.9%           8.9%            1.9%             4.9%
  2007           14           $13.11       77,783           3.4%          12.3%            2.7%             7.6%
  2008           15           $15.68      251,623          10.8%          23.1%           10.5%            18.1%
  2009           21           $22.96      311,953          13.4%          36.6%           19.1%            37.2%
  2010            5           $34.47       90,313           3.9%          40.5%            8.3%            45.5%
  2011            6           $14.92      128,514           5.5%          46.0%            5.1%            50.6%
  2012            7           $31.42      152,691           6.6%          52.6%           12.8%            63.4%
  2013            8           $31.99      290,855          12.5%          65.1%           24.8%            88.2%
  2014            1           $18.00        5,000           0.2%          65.4%            0.2%            88.5%
---------------------------------------------------------------------------------------------------------------------

*  Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            STARRETT-LEHIGH BUILDING
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Starrett-Lehigh Building Loan") is secured by a first mortgage encumbering an office building located in New York, New York. The Starrett-Lehigh Building Loan represents approximately 5.8% of the Cut-Off Date Pool Balance. The Starrett-Lehigh Building Loan was originated on January 2, 2004 and has a principal balance as of the Cut-Off Date of $60,000,000. The Starrett-Lehigh Building Loan, which is evidenced by a pari passu note dated January 2, 2004, is a portion of a whole loan with an original principal balance of $184,000,000. The other loans related to the Starrett-Lehigh Building Loan are evidenced by two separate notes dated January 2, 2004, the "Starrett-Lehigh Building Pari Passu Loan", with an original principal balance of $100,000,000 and the "Starrett-Lehigh Building Subordinate Loan", with an original principal balance of $24,000,000. The Starrett-Lehigh Building Pari Passu Loan and the Starrett-Lehigh Building Subordinate Loan will not be assets of the trust. The Starrett-Lehigh Building Loan, the Starrett-Lehigh Building Pari Passu Loan and the Starrett-Lehigh Building Subordinate Loan will be governed by an intercreditor and servicing agreement, and will be serviced pursuant to the terms of the pooling and servicing agreement entered into in connection with the issuance of the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2004-C10, as described in the preliminary prospectus supplement under "DESCRIPTION OF THE MORTGAGED POOL--Co-Lender Loans". The Starrett-Lehigh Building Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

    The Starrett-Lehigh Building Loan has a remaining term of 118 months to its anticipated repayment date of February 11, 2014. The Starrett-Lehigh Building Loan may be prepaid on or after December 11, 2013, and permits defeasance with United States government obligations beginning two years after its securitization.

o THE BORROWER. The borrower is 601 West Associates LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Starrett-Lehigh Building Loan. The sponsor is Mark Karasik, who is an experienced real estate investor and manager, having been actively involved in New York real estate investment, ownership and management for nearly 25 years.

o THE PROPERTY. The Mortgaged Property is an approximately 2,319,634 square foot office building situated on approximately 2.9 acres. The Mortgaged Property was constructed in 1931 and renovated in 2003. The Mortgaged Property is located in New York, New York. As of September 30, 2003, the occupancy rate for the Mortgaged Property securing the Starrett-Lehigh Building Loan was approximately 74.3%.

    The largest tenant is the US Customs Service ("the US Customs Service") occupying approximately 266,327 square feet, or approximately 11.5% of the net rentable area. The US Customs Service is a division of the US Department of Homeland Security charged with protecting the general welfare and security of the United States by enforcing import & export restrictions and prohibitions. The US Customs Service lease expires in October 2013. As of April 5, 2004, the US Customs Service was rated "Aaa" (Moody's), "AAA" (S&P) and "AAA" (Fitch). The second largest tenant is Martha Stewart Living Omnimedia, Inc. ("Omnimedia") occupying approximately 159,500 square feet, or approximately 6.9% of the net rentable area. Omnimedia creates content and domestic merchandise for homemakers and other consumers. The company is comprised of four business segments: Publishing, Television, Merchandising and Internet/Direct Commerce, all of which function at the subject property. The Omnimedia lease expires in December 2009. See "RISK FACTORS--Single Tenants and Concentration of Tenants Subject the Trust Fund to Increased Risk" in the preliminary prospectus supplement. The third largest tenant is the Federal Bureau of Investigation, ("FBI") occupying approximately 118,288 square feet, or approximately 5.1% of the net rentable area. The FBI is the investigative arm of the US Department of Justice. The agency's duties include protecting the U.S. from terrorist attacks, foreign intelligence operations, cyber-based attacks and high-technology crimes, while combating public corruption, protecting civil rights and supporting local law enforcement. As of April 5, 2004, the FBI was rated "Aaa" (Moody's), "AAA" (S&P) and "AAA" (Fitch). The FBI lease expires in October 2008.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of February 11, 2014, if the Starrett-Lehigh Building Loan is not paid in full, it enters into a hyper-amortization period through February 11, 2028. The interest rate applicable to the


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            STARRETT-LEHIGH BUILDING
--------------------------------------------------------------------------------

    Starrett-Lehigh Building Loan during such hyper-amortization period will increase to the greater of 2.0% over the mortgage rate or 2.0% over the treasury rate, as specified in the loan documents.

o MEZZANINE DEBT. A mezzanine loan in the amount of $40 million was originated on January 2, 2004. The mezzanine loan is not an asset of the trust and is secured by a pledge of the equity interests in the borrower.

o MANAGEMENT. 601 West Management Corp., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Starrett-Lehigh Building Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 WESTLAND MALL
--------------------------------------------------------------------------------




                                [PHOTOS OMITTED]



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                  WESTLAND MALL
--------------------------------------------------------------------------------



                                 [MAPS OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                  WESTLAND MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Eurohypo

CUT-OFF DATE BALANCE                                                 $58,800,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     5.6%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                         Acquisition

SPONSOR                                            The Mills Limited Partnership

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             4.952%

MATURITY DATE                                                   February 1, 2011

AMORTIZATION TYPE                                                        Balloon

INTEREST ONLY PERIOD                                                          36

ORIGINAL TERM / AMORTIZATION                                            84 / 360

REMAINING TERM / AMORTIZATION                                           82 / 360

LOCKBOX                                              Hard Lockbox/Springing Cash
                                                                      Management
SHADOW RATING (S&P/MOODY'S)(1)                                           BBB+/NR

UP-FRONT RESERVES
  TAX                           Yes

ONGOING MONTHLY RESERVES

  TAX/INSURANCE(2)              Springing

  TI/LC(2)                      $23,000 - Springing

  REPLACEMENT(2)                $4,817 - Springing

ADDITIONAL FINANCING(3)                                                     None

CUT-OFF DATE BALANCE                                                 $58,800,000

CUT-OFF DATE
  BALANCE/SF                                                                $254

CUT-OFF DATE LTV                                                           72.6%

MATURITY DATE LTV                                                          68.2%

UW DSCR ON NCF                                                             1.89x
--------------------------------------------------------------------------------

(1) S&P has confirmed that the Westland Mall Loan has, in the context of its inclusion in the trust, the credit characteristics consistent with that of an investment-grade rated obligation.

(2) Upon the occurrence and continuance of an event of default or if the debt service coverage ratio for the immediately preceding 3-month period is less than 1.30x.

(3)   As of the Cut-Off Date.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                             Hialeah, FL

PROPERTY TYPE                                                  Retail - Anchored

SIZE (SF)                                                                231,239

OCCUPANCY AS OF MARCH 1, 2004                                              87.5%

YEAR BUILT / YEAR RENOVATED                                          1971 / 1989

APPRAISED VALUE                                                      $81,000,000

PROPERTY MANAGEMENT                                        Management Associates
                                                             Limited Partnership

UW ECONOMIC OCCUPANCY                                                      93.2%

UW REVENUES                                                          $11,919,428

UW TOTAL EXPENSES                                                     $4,496,184

UW NET OPERATING INCOME (NOI)                                         $7,423,244

UW NET CASH FLOW (NCF)                                                $7,119,646
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 WESTLAND MALL
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                             TENANT SUMMARY
----------------------------------------------------------------------------------------------------------
                                                             NET
                                          RATINGS(1)       RENTABLE      % OF NET
               TENANT                 MOODY'S/S&P/FITCH   AREA (SF)   RENTABLE AREA
----------------------------------------------------------------------------------------------------------
Anchor Tenants -- Anchor Owned .....
Burdines ...........................    Baa1/BBB+/BBB+     221,000    ANCHOR OWNED--NOT PART OF COLLATERAL
Sears ..............................    Baa1/BBB/BBB+      199,032    ANCHOR OWNED--NOT PART OF COLLATERAL
JCPenney ...........................      Ba3/BB+/BB       183,786    ANCHOR OWNED--NOT PART OF COLLATERAL
                                                           -------
 TOTAL ANCHOR OWNED ................                       603,818

TOP 5 TENANTS
Picadilly Cafeteria(2) .............       NR/NR/NR         10,014          4.3%
Guess ..............................      NR/BB-/NR          7,725          3.3
Chili's ............................       NR/NR/NR          6,250          2.7
Charlotte Russe . ..................       NR/NR/NR          6,177          2.7
Mellon United National Bank ........      NR/A+/AA-          6,000          2.6
                                                           -------        -----
 TOTAL TOP 5 TENANTS ...............                        36,166         15.6%

NON-MAJOR TENANTS ..................                       166,190         71.9
                                                           -------        -----
OCCUPIED MALL TOTAL ................                       202,356         87.5%

VACANT SPACE .......................                        28,883         12.5
                                                           -------        -----
COLLATERAL TOTAL ...................                       231,239        100.0%
PROPERTY TOTAL .....................                       835,057

----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                             TENANT SUMMARY
-------------------------------------------------------------------------------------------
                                       ACTUAL                  % OF ACTUAL   DATE OF LEASE
               TENANT                 RENT PSF   ACTUAL RENT       RENT        EXPIRATION
-------------------------------------------------------------------------------------------
Anchor Tenants -- Anchor Owned .....
Burdines ...........................
Sears ..............................
JCPenney ...........................

 TOTAL ANCHOR OWNED ................

TOP 5 TENANTS
Picadilly Cafeteria(2) .............   $ 0.00     $        0        0.0%         June 2004
Guess ..............................   $20.00        154,500        2.4     September 2010
Chili's ............................   $17.28        108,000        1.7         April 2014
Charlotte Russe . ..................   $25.04        154,672        2.4         April 2013
Mellon United National Bank ........   $ 8.33         50,000        0.8      February 2009
                                                  ----------      -----
 TOTAL TOP 5 TENANTS ...............   $12.92     $  467,172        7.4%

NON-MAJOR TENANTS ..................   $35.33      5,870,789       92.6
                                                  ----------      -----
OCCUPIED MALL TOTAL ................   $31.32     $6,337,961      100.0%

VACANT SPACE .......................

COLLATERAL TOTAL ...................

PROPERTY TOTAL .....................
-------------------------------------------------------------------------------------------

(1) Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2) Picadilly no longer occupies its space, but continues to pay rent; however, no income was attributed to the space for purposes of the underwriting of the Westland Mall Loan.

--------------------------------------------------------------------------------------------------------------------------
                                                LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                           WA BASE                                                                         CUMULATIVE % OF
          # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL     CUMULATIVE % OF      % OF ACTUAL        ACTUAL RENT
 YEAR       ROLLING        ROLLING       ROLLING     SF ROLLING*       SF ROLLING*       RENT ROLLING*        ROLLING*
--------------------------------------------------------------------------------------------------------------------------
2004           12          $29.27        21,407           9.3%              9.3%               9.9%               9.9%
2005            5          $34.22        11,225           4.9%             14.1%               6.1%              15.9%
2006           12          $45.74        16,095           7.0%             21.1%              11.6%              27.6%
2007           13          $39.31        22,867           9.9%             31.0%              14.2%              41.7%
2008            7          $34.16        15,455           6.7%             37.6%               8.3%              50.1%
2009            7          $23.16        23,648          10.2%             47.9%               8.6%              58.7%
2010           11          $27.65        27,834          12.0%             59.9%              12.1%              70.9%
2011            7          $26.38        20,644           8.9%             68.8%               8.6%              79.5%
2012            6          $31.57        12,844           5.6%             74.4%               6.4%              85.8%
2013            8          $33.42        19,197           8.3%             82.7%              10.1%              96.0%
2014            3          $22.94        11,140           4.8%             87.5%               4.0%             100.0%
--------------------------------------------------------------------------------------------------------------------------

* Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 WESTLAND MALL
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Westland Mall Loan") is secured by a first mortgage encumbering the in-line portion of a regional mall located in Hialeah, Florida. The Westland Mall Loan represents approximately 5.6% of the Cut-Off Date Pool Balance. The Westland Mall Loan was originated on January 15, 2004, and has a principal balance as of the Cut-Off Date of $58,800,000.

    The Westland Mall Loan has a remaining term of 82 months and matures on February 1, 2011. The Westland Mall Loan may be prepaid on or after November 1, 2010, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Westland Mills, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Westland Mall Loan. The sponsor of the borrower is The Mills Limited Partnership, a Delaware limited partnership. The Mills Limited Partnership is a subsidiary The Mills Corporation. The Mills Corporation owns, leases, manages, acquires and develops regional shopping malls and single tenant retail properties in the United States.

o THE PROPERTY. The Mortgaged Property is approximately 231,239 square feet of an approximately 835,057 net rentable square foot regional mall situated on approximately 16.9 acres. The Mortgaged Property was constructed in 1971 and was renovated in 1989. The Mortgaged Property is located in Hialeah, Florida, within the Miami metropolitan statistical area. As of March 1, 2004, the occupancy rate for the Mortgaged Property securing the Westland Mall Loan was approximately 87.5%.

    The anchor tenants at the Mortgaged Property are Burdines, Sears Roebuck & Co. and J.C. Penney Company, Inc., none of which are part of the collateral. The largest tenant which is part of the Mortgaged Property is Guess, occupying approximately 7,725 square feet, or approximately 3.3% of the net rentable area. The Guess lease expires in September 2010. The second largest tenant which is part of the Mortgaged Property is Chili's, occupying approximately 6,250 square feet, or approximately 2.7% of the net rentable area. The Chili's lease expires in April 2014. The third largest tenant which is part of the Mortgaged Property is Charlotte Russe, occupying approximately 6,177 square feet, or approximately 2.7% of the net rentable area. The Charlotte Russe lease expires in April 2013.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee designated lock box account. Funds in the lock box account are disbursed to the borrower on a daily basis unless (i) an event of default occurs and is continuing or (ii) the mortgagee determines the debt service coverage ratio for the immediately preceding fiscal quarter is less than 1.30x, during which time funds in the lock box account will not be available to the borrower and will be distributed pursuant to the loan documents.

o MANAGEMENT. Management Associates Limited Partnership, an affiliate of the borrower, is the property manager for the Mortgaged Property securing the Westland Mall Loan.

o RELEASE OF PARCELS. The borrower may obtain the release of certain non-improved, non-income producing property upon the satisfaction of certain conditions, including, without limitation: (i) the borrower provides evidence that (a) the released property is not necessary for the borrower's operation or its then current use of the Mortgaged Property and may be separated from the remaining Mortgaged Property without a material diminution in the value of the Mortgaged Property and (b) the released property will be vacant, non-income producing and unimproved (or improved only by surface parking areas); (ii) no event of default has occurred and is continuing and (iii) the borrower delivers a rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to the Certificates.

o SUBSTITUTION OF PARKING. The borrower may obtain a release of a portion of the land containing approximately 140 parking spaces (the "Westland Release Parcel") by substituting in its place, a parcel of land containing approximately 140 parking spaces (the "Westland Substitute Parcel"), upon the satisfaction of certain conditions, including, without limitation: (i) the borrower provides evidence that (a) the Westland Release Parcel and the Westland Substitute Parcel contain approximately the same number of parking spaces, (b) the Westland Release Parcel and the Westland Substitute Parcel are legally subdivided, (c) all approvals required under the existing leases and reciprocal easement agreements have been obtained and (d) the Westland Release Parcel and the Westland Substitute Parcel comply in all respects with all applicable building and zoning laws, rules, ordinances and regulations; (ii) no event of default has occurred and is continuing; (iii) the borrower delivers a REMIC opinion and (iv) the lien of the mortgage is extended to cover the Westland Substitute Parcel.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------






                       THIS PAGE INTENTIONALLY LEFT BLANK







This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 ARC POOL 10-1
--------------------------------------------------------------------------------






                                [PHOTOS OMITTED]






This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                  ARC POOL 10-1
--------------------------------------------------------------------------------


                                 [MAPS OMITTED]










This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 ARC POOL 10-1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Citigroup

CUT-OFF DATE BALANCE                                                 $36,033,285

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     3.5%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                           Refinance
                                                          Affordable Residential
                                                             Communities Inc., a
                                                        Maryland corporation and
                                                          Affordable Residential
                                                               Communities LP, a

SPONSOR                                             Delaware limited partnership

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             5.530%

MATURITY DATE                                                      March 1, 2014

AMORTIZATION TYPE                                                        Balloon

ORIGINAL TERM / AMORTIZATION                                           120 / 360

REMAINING TERM / AMORTIZATION                                          119 / 359

LOCKBOX                                                           Hard-Springing

UP-FRONT RESERVES

  TAX/INSURANCE                        Yes

  REPLACEMENT                          $6,158

  ENGINEERING                          $516,425

  ENVIRONMENTAL                        $62,500

ONGOING MONTHLY RESERVES

  TAX/INSURANCE                        Yes

  REPLACEMENT                          $6,158

ADDITIONAL FINANCING(1)                                                     None


CUT-OFF DATE BALANCE                                                 $36,033,285

CUT-OFF DATE BALANCE/PAD                                                 $24,380

CUT-OFF DATE LTV                                                           76.3%

MATURITY DATE LTV                                                          63.8%

UW DSCR ON NCF                                                             1.37x
--------------------------------------------------------------------------------

(1)   As of the Cut-Off Date.
--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 8

LOCATION                                                                 Various

PROPERTY TYPE                                                   Mobile Home Park

SIZE (PADS)                                                                1,478

OCCUPANCY AS OF SEPTEMBER 30, 2003                                         96.1%

YEAR BUILT / YEAR RENOVATED                                         Various / NA

APPRAISED VALUE                                                      $47,240,000

PROPERTY MANAGEMENT                                ARC Management Services, Inc.

UW ECONOMIC OCCUPANCY                                                      91.8%

UW REVENUES                                                           $6,248,580

UW TOTAL EXPENSES                                                     $2,791,458

UW NET OPERATING INCOME (NOI)                                         $3,457,122

UW NET CASH FLOW (NCF)                                                $3,383,222
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 ARC POOL 10-1
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  ARC POOL 10-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                CUT-OFF DATE                       CUT OFF      OCCUPANCY
                                                  ALLOCATED                       DATE BAL-       (AS OF      UNDERWRIT-
                                                    LOAN      YEAR    NUMBER OF   ANCE PER    SEPTEMBER 30,     TEN NET     AVERAGE
         PROPERTY NAME      PROPERTY LOCATION     BALANCE     BUILT     PADS        PAD           2003)        CASH FLOW     RENT
-----------------------------------------------------------------------------------------------------------------------------------
Siesta Lago ............... Kissimmee, FL       $ 10,434,702  1972        490     $ 21,295         93.3%      $  979,280     $324
Lakeview Estates .......... Layton, UT             5,186,840  1971        209     $ 24,817         96.2%         502,762     $286
Spring Valley Village ..... Nanuet, NY             4,881,732  1964        135     $ 36,161        100.0%         382,792     $611
Washington Mobile Estates . Ogden, UT              4,347,793  1987        186     $ 23,375         95.7%         472,081     $281
Breazeale ................. Laramie, WY            3,127,360  1960        117     $ 26,730         98.3%         300,840     $259
Havenwood ................. Pompano Beach, FL      3,051,083  1971        120     $ 25,426         98.3%         298,124     $442
Connelly Village .......... Connelly, NY           2,562,909  1976        100     $ 25,629        100.0%         205,458     $359
Lido Estates .............. Lancaster, CA          2,440,866  1987        121     $ 20,172         96.7%         241,885     $313
                                                ------------            -----                                 ----------
                                                $ 36,033,285            1,478     $ 24,380         96.1%      $3,383,222     $358
                                                ============            =====                                 ==========
-----------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 ARC POOL 10-1
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "ARC Pool 10-1 Loan") is secured by first mortgages encumbering 8 mobile home park properties located in Florida (2 properties), Utah (2 properties), New York (2 properties), Wyoming (1 property) and California (1 property). The ARC Pool 10-1 Loan represents approximately 3.5% of the Cut-off Date Pool Balance. The ARC Pool 10-1 Loan was originated on February 18, 2004, and has an aggregate principal balance as of the Cut-off Date of $36,033,285.

    The ARC Pool 10-1 Loan has a remaining term of 119 months and matures on March 1, 2014. The ARC Pool 10-1 Loan may be prepaid on or after January 1, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is ARC4BFND, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the ARC Pool 10-1 Loan. The sponsors of the borrower are Affordable Residential Communities, Inc., a Maryland corporation, ("ARC") and Affordable Residential Communities LP, a Delaware limited partnership. ARC is a publicly held, self-administered and self-managed equity REIT that acquires, redevelops, repositions and operates manufactured housing communities. In February 2004, in conjunction with its initial public offering, ARC acquired 90 manufactured housing communities from Hometown America, making ARC the largest manufactured home community operator in the United States.

o THE PROPERTY. The Mortgaged Properties consist of 8 mobile home parks containing in the aggregate 1,478 pads. Each Mortgaged Property has individual asphalt paved driveways and separate electric meters for each pad. Amenities at each Mortgaged Property typically include a swimming pool, heated spa, volleyball court, clubhouse with meeting room and laundry room, basketball court, boat/RV storage lot, children's playground, and picnic area. As of the closing of the ARC Pool 10-1 Loan, 104 pads are currently leased to ARC Housing, LLC or its affiliates, which are subsidiaries of ARC, under one or more leases, which leases provide for rent to be payable for each leased pad in the event the pad is subleased to a third party or the related manufactured housing community is more than 97% leased. Any such rents are to be no less than the greater of the subrental rate for the pad or market rates. As of September 30, 2003, the weighted average occupancy rate for the Mortgaged Properties securing the ARC Pool 10-1 Loan was approximately 96.1%.

o LOCK BOX ACCOUNT. At any time during the term of the ARC Pool 10-1 Loan, upon the occurrence of an event of default under the applicable loan documents, the borrower must, upon the request of the lender, notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o MANAGEMENT. ARC Management Services, Inc., an affiliate of the borrower, is the property manager for the Mortgaged Properties securing the ARC Pool 10-1 Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------





                       THIS PAGE INTENTIONALLY LEFT BLANK





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                        AMARGOSA COMMONS SHOPPING CENTER
--------------------------------------------------------------------------------









                                [PHOTOS OMITTED]







This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                        AMARGOSA COMMONS SHOPPING CENTER
--------------------------------------------------------------------------------





                                 [MAPS OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                        AMARGOSA COMMONS SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia

CUT-OFF DATE BALANCE                                                 $29,760,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.9%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                         Acquisition

SPONSOR                                                          Sara Dumont and
                                                                    Milton Bilak

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             5.570%

MATURITY DATE                                                     April 11, 2014

AMORTIZATION TYPE                                                            ARD

INTEREST ONLY PERIOD                                                          24

ORIGINAL TERM / AMORTIZATION                                           120 / 360

REMAINING TERM / AMORTIZATION                                          120 / 360

LOCKBOX                                                           Hard-Springing

UP-FRONT RESERVES

 TAX/INSURANCE                           Yes

 REPLACEMENT                             $2,888

  OCCUPANCY(1)                           $2,000,000

ONGOING MONTHLY RESERVES

 TAX/INSURANCE                           Yes

 REPLACEMENT                             $722

ADDITIONAL FINANCING(2)                                                     None

CUT-OFF DATE BALANCE                                                 $29,760,000

CUT-OFF DATE BALANCE/SF                                                     $172

CUT-OFF DATE LTV                                                           80.0%

MATURITY DATE LTV                                                          70.2%

UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

(1) Reserve to be held subject to the achievement of certain occupancy conditions.

(2)   As of the Cut-Off Date.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                            Palmdale, CA

PROPERTY TYPE                                                  Retail - Anchored

SIZE (SF)                                                                173,302

OCCUPANCY AS OF APRIL 1, 2004*                                             96.1%

YEAR BUILT / YEAR RENOVATED                                            2003 / NA

APPRAISED VALUE                                                      $37,200,000

PROPERTY MANAGEMENT                                                 Dolmar, Inc.

UW ECONOMIC OCCUPANCY                                                      93.5%

UW REVENUES                                                           $3,605,718

UW TOTAL EXPENSES                                                     $1,043,553

UW NET OPERATING INCOME (NOI)                                         $2,562,165

UW NET CASH FLOW (NCF)                                                $2,465,135

--------------------------------------------------------------------------------

*  Includes tenants who have executed leases but not yet taken occupancy.




NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                        AMARGOSA COMMONS SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                                     NET      % OF NET                              % OF
                                   RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
           TENANT             MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
--------------------------------------------------------------------------------------------------------------------------
Circuit City ...............       NR/NR/NR         32,905       19.0%   $16.65     $  547,868       20.4%   January 2019
T J Maxx ...................       A3/A/NR          28,400       16.4    $10.85        308,140       11.5    October 2013
Bed, Bath & Beyond .........      NR/BBB/NR         27,000       15.6    $11.50        310,500       11.5   December 2013
PetsMart ...................      NR/BB-/NR         19,387       11.2    $12.00        232,644        8.6   February 2019
Trader Joe's ...............       NR/NR/NR         12,000        6.9    $12.00        144,000        5.4    January 2014
NON-MAJOR TENANTS ..........                        46,927       27.1    $24.44      1,147,029       42.6
VACANT SPACE ...............                         6,683        3.9                        0        0.0
                                                   -------      -----               ----------      -----
TOTAL ......................                       173,302      100.0%              $2,690,181      100.0%
                                                   =======      =====               ==========      =====
--------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

-------------------------------------------------------------------------------------------------------------------
                                             LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------
                            WA BASE                                  CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES     RENT/SF     TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING       ROLLING      ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
-------------------------------------------------------------------------------------------------------------------
  2004           0          $ 0.00            0           0.0%           0.0%            0.0%             0.0%
  2005           0          $ 0.00            0           0.0%           0.0%            0.0%             0.0%
  2006           0          $ 0.00            0           0.0%           0.0%            0.0%             0.0%
  2007           1          $36.00        1,700           1.0%           1.0%            2.3%             2.3%
  2008           2          $15.77       20,050          11.6%          12.6%           11.8%            14.0%
  2009           5          $33.48        9,053           5.2%          17.8%           11.3%            25.3%
  2010           0          $ 0.00            0           0.0%          17.8%            0.0%            25.3%
  2011           0          $ 0.00            0           0.0%          17.8%            0.0%            25.3%
  2012           0          $ 0.00            0           0.0%          17.8%            0.0%            25.3%
  2013           3          $12.40       59,900          34.6%          52.3%           27.6%            52.9%
  2014           4          $20.04       20,024          11.6%          63.9%           14.9%            67.8%
-------------------------------------------------------------------------------------------------------------------

*  Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                        AMARGOSA COMMONS SHOPPING CENTER
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Amargosa Commons Shopping Center Loan") is secured by a first mortgage encumbering an anchored retail center located in Palmdale, California. The Amargosa Commons Shopping Center Loan represents approximately 2.9% of the Cut-Off Date Pool Balance. The Amargosa Commons Shopping Center Loan was originated on April 1, 2004, and has a principal balance as of the Cut-Off Date of $29,760,000. The Amargosa Commons Shopping Center Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

    The Amargosa Commons Shopping Center Loan has a remaining term of 120 months to its anticipated repayment date of April 11, 2014. The Amargosa Commons Shopping Center Loan may be prepaid on or after February 11, 2014, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Amargosa Palmdale Investments, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Amargosa Commons Shopping Center Loan. The sponsors of the borrower are Sara Dumont and Milton Bilak. Ms. Dumont is an experienced real estate investor with numerous investments in retail and residential properties. Mr. Bilak specializes in the retail property sector and currently has interests in 9 properties located in Southern California and Las Vegas, Nevada totaling approximately 1.4 million square feet.

o THE PROPERTY. The Mortgaged Property is an approximately 173,302 square foot anchored retail center situated on approximately 17.0 acres. The Mortgaged Property was constructed in 2003. The Mortgaged Property is located in Palmdale, California, within the Los Angeles-Riverside-Orange County metropolitan statistical area. As of April 1, 2004, the occupancy rate for the Mortgaged Property securing the Amargosa Commons Shopping Center Loan was approximately 96.1%.

    The largest tenant is Circuit City Stores, Inc. ("Circuit City"), occupying approximately 32,905 square feet, or approximately 19.0% of the net rentable area. Circuit City is a national retailer that sells audio and video equipment, personal computers and consumer electronics. The Circuit City lease expires in January 2019. The second largest tenant is T.J. Maxx, occupying approximately 28,400 square feet, or approximately 16.4% of the net rentable area. T.J. Maxx, a subsidiary of TJX Companies, Inc. ("TJX"), sells brand-name apparel, shoes, domestics, giftware and jewelry at discount prices. As of April 1, 2004, TJX is rated "A3" (Moody's) and "A" (S&P). The T.J. Maxx lease expires in October 2013. The third largest tenant is Bed, Bath and Beyond, Inc. ("Bed, Bath & Beyond"), occupying approximately 27,000 square feet, or approximately 15.6% of the net rentable area. Bed, Bath & Beyond sells domestic merchandise and home furnishings typically found in department stores. As of April 1, 2004, Bed, Bath & Beyond was rated "BBB" (S&P). The Bed, Bath & Beyond lease expires in December 2013.

o LOCK BOX ACCOUNT. If the Amargosa Commons Shopping Center Loan is not repaid in full on or prior to the anticipated repayment date of April 11, 2014, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of April 11, 2014, if the Amargosa Commons Shopping Center Loan is not paid in full, the Amargosa Commons Shopping Center Loan enters into a hyper-amortization period through April 11, 2036. The interest rate applicable to the Amargosa Commons Shopping Center Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. Dolmar, Inc., an affiliate of one of the sponsors, Mr. Bilak, is the property manager for the Mortgaged Property securing the Amargosa Commons Shopping Center Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------




                       THIS PAGE INTENTIONALLY LEFT BLANK






This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 BAY CITY MALL
--------------------------------------------------------------------------------






                                [PHOTOS OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 BAY CITY MALL
--------------------------------------------------------------------------------



                                 [MAPS OMITTED]




This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 BAY CITY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Eurohypo

CUT-OFF DATE BALANCE                                                 $26,082,959

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.5%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                           Refinance

SPONSOR                                          General Growth Properties, Inc.

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             5.302%

MATURITY DATE                                                   December 1, 2013

AMORTIZATION TYPE                                                        Balloon

ORIGINAL TERM / AMORTIZATION                                           120 / 360

REMAINING TERM / AMORTIZATION                                          116 / 356

LOCKBOX                                              Hard Lockbox/Springing Cash
                                                                      Management

SHADOW RATING (S&P/MOODY'S)(1)                                         BBB-/Baa3

UP-FRONT RESERVES
  TAX/INSURANCE                            No

ONGOING MONTHLY RESERVES

  TAX/INSURANCE(2)                         Springing

  REPLACEMENT(3)                           $7,525 - Springing

  TI/LC(4)                                 $30,100 - Springing

ADDITIONAL FINANCING(5)                                                     None

CUT-OFF DATE BALANCE                                                 $26,082,959

CUT-OFF DATE BALANCE/SF                                                      $72

CUT-OFF DATE LTV                                                           64.7%

MATURITY DATE LTV                                                          54.0%

UW DSCR ON NCF                                                             2.02x
--------------------------------------------------------------------------------

(1) S&P and Moody's have confirmed that the Bay City Mall Loan, in the context of its inclusion in the trust, has credit characteristics consistent with an investment-grade rated obligation.

(2) Upon the occurrence and continuance of an event of default or if the debt service coverage ratio for the trailing 12-months is less than 1.25x.

(3) Upon the occurrence and continuance of an event of default or if the debt coverage ratio for the trailing 12-months is less than 1.25x, subject to a cap of $90,300.

(4) Upon the occurrence and continuance of an event of default or if the debt coverage ratio for the trailing 12-months is less than 1.25x, subject to a cap of $361,200.

(5)   As of the Cut-Off Date.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                            Bay City, MI

PROPERTY TYPE                                                  Retail - Anchored

SIZE (SF)                                                                361,194

OCCUPANCY AS OF FEBRUARY 27, 2004                                          92.3%

YEAR BUILT / YEAR RENOVATED                                          1991 / 1993

APPRAISED VALUE                                                      $40,300,000

PROPERTY MANAGEMENT                             General Growth Management, Inc.,

UW ECONOMIC OCCUPANCY                                                      90.1%

UW REVENUES                                                           $6,469,657

UW TOTAL EXPENSES                                                     $2,668,738

UW NET OPERATING INCOME (NOI)                                         $3,800,920

UW NET CASH FLOW (NCF)                                                $3,525,776
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 BAY CITY MALL
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
----------------------------------------------------------------------------------------------------------------------------
                                      RATINGS*        NET      % OF NET    ACTUAL                     % OF        DATE OF
                                      MOODY'S/      RENTABLE   RENTABLE     RENT        ACTUAL       ACTUAL        LEASE
              TENANT                 S&P/FITCH     AREA (SF)     AREA        PSF         RENT         RENT      EXPIRATION
----------------------------------------------------------------------------------------------------------------------------
Anchor Tenants - Anchor Owned ...
Target ..........................     A2/A+/A       101,909              ANCHOR OWNED - NOT PART OF COLLATERAL
J.C. Penney Company, Inc. .......    Ba3/BB+/BB      61,870              ANCHOR OWNED - NOT PART OF COLLATERAL
                                                    -------
 TOTAL ANCHOR OWNED .............                   163,779

Anchor Tenants - Collateral
Sears . .........................  Baa1/BBB/BBB+     81,336       22.5%    $ 3.50     $  284,676        8.2%   October 2010
Younkers . ......................    Ba3/BB/BB-      70,536       19.5     $ 3.00        211,608        6.1   February 2006
                                                    -------      -----                ----------      -----
 TOTAL ANCHOR TENANTS ...........                   151,872       42.0%    $ 3.27     $  496,284       14.3%

TOP 5 TENANTS
Goodrich Bay City 8 .............     NR/NR/NR       22,679        6.3%    $11.07     $  251,052        7.3%     April 2017
Dunham's Athleisure Corp. .......     NR/NR/NR       14,194        3.9     $ 5.75         81,612        2.4    January 2008
Lerner New York .................   Baa1/BBB+/NR     11,000        3.0     $16.00        176,004        5.1    January 2004
Fashion Bug .....................    B2/BB-/NR        8,640        2.4     $11.57         99,996        2.9    January 2004
DEB .............................     NR/NR/NR        8,030        2.2     $ 8.12         65,208        1.9    January 2007
                                                    -------      -----                ----------      -----
 TOTAL TOP 5 TENANTS ............                    64,543       17.9%    $10.44     $  673,872       19.5%

NON-MAJOR TENANTS ...............                   117,028       32.4     $19.57      2,290,106       66.2
                                                    -------      -----                ----------      -----
OCCUPIED MALL TOTAL .............                   333,443       92.3%    $10.38     $3,460,262      100.0%

VACANT SPACE ....................                    27,751        7.7
                                                    -------      -----
MALL COLLATERAL TOTAL ...........                   361,194      100.0%

PROPERTY TOTAL ..................                   524,973
----------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent whether or not the parent guarantees the lease.


--------------------------------------------------------------------------------------------------------------------------
                                                LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                           WA BASE                                                                         CUMULATIVE % OF
          # OF LEASES      RENT/SF      TOTAL SF      % OF TOTAL     CUMULATIVE % OF      % OF ACTUAL        ACTUAL RENT
 YEAR       ROLLING        ROLLING       ROLLING     SF ROLLING*       SF ROLLING*       RENT ROLLING*        ROLLING*
--------------------------------------------------------------------------------------------------------------------------
2004          15            $16.05       53,216          14.7%             14.7%              24.7%              24.7%
2005           1            $23.53        1,700           0.5%             15.2%               1.2%              25.8%
2006           6            $ 7.22       84,427          23.4%             38.6%              17.6%              43.4%
2007           9            $17.81       21,430           5.9%             44.5%              11.0%              54.5%
2008           4            $ 9.27       21,816           6.0%             50.6%               5.8%              60.3%
2009           2            $13.31        3,607           1.0%             51.6%               1.4%              61.7%
2010           4            $ 4.30       86,982          24.1%             75.6%              10.8%              72.5%
2011           0            $ 0.00            0           0.0%             75.6%               0.0%              72.5%
2012           6            $26.80       13,203           3.7%             79.3%              10.2%              82.7%
2013           4            $13.41        8,720           2.4%             81.7%               3.4%              86.1%
2014           5            $14.63       15,663           4.3%             86.0%               6.6%              92.7%
--------------------------------------------------------------------------------------------------------------------------

*  Calculated based on approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                  BAY CITY MALL
--------------------------------------------------------------------------------


o THE LOAN. The Mortgage Loan (the "Bay City Mall Loan") is secured by a first mortgage encumbering an anchored retail center located in Bay City, Michigan. The Bay City Mall Loan represents approximately 2.5% of the Cut-Off Date Pool Balance. The Bay City Mall Loan was originated on November 14, 2003, and has a principal balance as of the Cut-Off Date of $26,082,959.

    The Bay City Mall Loan has a remaining term of 116 months and matures on December 1, 2013. The Bay City Mall Loan may be prepaid on or after September 1, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o THE BORROWER. The borrower is Bay City Mall Associates L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Bay City Mall Loan. The sponsor of the borrower is GGP/Homart, Inc. GGP/Homart, Inc. is a 50/50 joint venture between GGP Limited Partnership, a subsidiary of General Growth Properties, Inc. ("GGP"), and New York State Common Retirement Fund. GGP owns, leases, manages, acquires and develops regional shopping malls and single tenant retail properties in the United States.

o THE PROPERTY. The Mortgaged Property is an approximately 361,194 square foot anchored retail center situated on approximately 46.2 acres. The Mortgaged Property was constructed in 1991 and renovated in 1993. The Mortgaged Property is located in Bay City, Michigan, within the Saginaw-Bay City metropolitan statistical area. As of February 27, 2004, the occupancy rate for the Mortgaged Property securing the Bay City Mall Loan was approximately 92.3%.

    The anchor tenants at the Mortgaged Property are Target, J.C. Penney Company, Inc., Sears Roebuck & Co. ("Sears") and Younkers. Target and J.C. Penny Company, Inc. are not part of the collateral. The largest tenant which is part of the Mortgaged Property is Sears, occupying approximately 81,336 square feet, or approximately 22.5% of the net rentable area. Sears is a national department store retailer specializing in general merchandise, apparel, hardware and automotive services. As of April 5, 2004, Sears was rated "Baa1" (Moody's), "BBB" (S&P) and "BBB+" (Fitch). The Sears lease expires in October 2010. The second largest tenant which is part of the Mortgaged Property is Younkers, occupying approximately 70,536 square feet, or approximately 19.5% of the net rentable area. Younkers is a national department store retailer that specializes in men's and women's clothing and home fashion goods. As of April 5, 2004, Younkers' parent company, Saks Incorporated, was rated "Ba3" (Moody's), "BB" (S&P) and "BB-" (Fitch). The Younkers lease expires in February 2006. The third largest tenant which is part of the Mortgaged Property is Goodrich Bay City 8 ("Goodrich"), occupying approximately 22,679 square feet, or approximately 6.3% of the net rentable area. Goodrich operates an eight screen movie theater at the Mortgaged Property. The Goodrich lease expires in April 2017.

o LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account. Borrower has the right to give instructions and directions to the lock box agent and to withdraw funds in the lock box account unless (i) an event of default has occurred and is continuing or (ii) the mortgagee determines that the debt service coverage ratio for the trailing 12-month period is less than 1.25x, during which time funds in the lock box account will not be available to the borrower and will be available solely to the mortgagee.

o MANAGEMENT. General Growth Management, Inc., an affiliate of the borrower, is the property manager for the Mortgaged Property securing the Bay City Mall Loan.

o RELEASE OF PARCELS. The borrower may obtain the release of certain non-improved, non-income producing property upon the satisfaction of certain conditions, including, without limitation: (i) the borrower provides evidence that (a) the released property is not necessary for the borrower's operation or its then current use of the Mortgaged Property and may be separated from the remaining Mortgaged Property without a material diminution in the value of the Mortgaged Property and (b) the released property will be vacant, non-income producing and unimproved (or improved only by surface parking areas); (ii) no event of default has occurred and is continuing; (iii) the borrower delivers a rating agency confirmation that the release will not result in a downgrade, withdrawal or qualification of the then current rating assigned to the Certificates; and (iv) the borrower delivers a REMIC opinion to the mortgagee.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------





                       THIS PAGE INTENTIONALLY LEFT BLANK





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                         THE SHOPPES AT GILBERT COMMONS
--------------------------------------------------------------------------------









                                [PHOTOS OMITTED]







This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                         THE SHOPPES AT GILBERT COMMONS
--------------------------------------------------------------------------------




                                 [MAPS OMITTED]





This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                         THE SHOPPES AT GILBERT COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia

CUT-OFF DATE BALANCE                                                 $25,100,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.4%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                           Refinance

                                                                 Ron B. Ault and
SPONSOR                                                        David L. Newquist

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             5.430%

MATURITY DATE                                                     April 11, 2014

AMORTIZATION TYPE                                                            ARD

INTEREST ONLY PERIOD                                                        None

ORIGINAL TERM / AMORTIZATION                                           120 / 360

REMAINING TERM / AMORTIZATION                                          120 / 360

LOCKBOX                                                           Hard-Springing

UP-FRONT RESERVES

  TAX/INSURANCE                             Yes

  REPLACEMENT                               $976

  OCCUPANCY(1)                              $1,370,000

ONGOING MONTHLY RESERVES

  TAX/INSURANCE                             Yes

  REPLACEMENT                               $976

  TI/LC(2)                                  $4,167

ADDITIONAL FINANCING(3)                                                     None


CUT-OFF DATE BALANCE                                                 $25,100,000

CUT-OFF DATE BALANCE/SF                                                     $151

CUT-OFF DATE LTV                                                           79.6%

MATURITY DATE LTV                                                          66.3%

UW DSCR ON NCF                                                             1.25x
--------------------------------------------------------------------------------

(1) At closing borrower was required to deposit into an occupancy reserve account: (i) $70,000 to be held until such time as Boston Market or Chipotle Mexican Grill is in occupancy, (ii) $900,000 to be held until such time Pizza Picazzo takes occupancy and begins paying rent and (iii) $400,000 to be held until such time the Mortgaged Property reaches certain other occupancy and rental income thresholds.

(2) An ongoing TI/LC escrow will be collected monthly up to a maximum amount of $250,000.

(3)   As of the Cut-Off Date.


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                             Gilbert, AZ

PROPERTY TYPE                                                  Retail - Anchored

SIZE (SF)                                                                166,097

OCCUPANCY AS OF FEBRUARY 2, 2004*                                          96.4%

YEAR BUILT / YEAR RENOVATED                                            2003 / NA

APPRAISED VALUE                                                      $31,545,000

PROPERTY MANAGEMENT                                  ZELL Commercial Real Estate
                                                                  Services, Inc.

UW ECONOMIC OCCUPANCY                                                      94.0%

UW REVENUES                                                           $2,594,911

UW TOTAL EXPENSES                                                       $407,441

UW NET OPERATING INCOME (NOI)                                         $2,187,470

UW NET CASH FLOW (NCF)                                                $2,117,330
--------------------------------------------------------------------------------

*  Includes tenants who have executed leases but not yet taken occupancy.




NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                         THE SHOPPES AT GILBERT COMMONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                      TENANT SUMMARY
--------------------------------------------------------------------------------------------------------------------------
                                                    NET      % OF NET                              % OF
                                  RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
           TENANT            MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT       EXPIRATION
--------------------------------------------------------------------------------------------------------------------------
Kohl's ....................       A3/A-/A          86,584       52.1%   $  9.26    $  801,768       36.9%  September 2023
Sports Authority ..........       NR/NR/NR         35,002       21.1    $ 11.50       402,523       18.5      August 2013
Dress Barn ................       NR/NR/NR          8,000        4.8    $ 22.00       176,000        8.1     January 2009
Beauty Brands .............       NR/NR/NR          5,756        3.5    $ 25.50       146,778        6.8   September 2013
Mattress Firm .............       NR/NR/NR          5,529        3.3    $ 30.00       165,870        7.6      August 2013
NON-MAJOR TENANTS .........                        18,045       10.9    $ 26.51       478,381       22.0
VACANT SPACE ..............                         7,181        4.3                        0        0.0
                                                   ------      -----               ----------      -----
TOTAL .....................                       166,097      100.0%              $2,171,320      100.0%
                                                  =======      =====               ==========      =====
--------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.






-------------------------------------------------------------------------------------------------------------------
                                             LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------
                            WA BASE                                  CUMULATIVE     % OF ACTUAL     CUMULATIVE % OF
            # OF LEASES     RENT/SF     TOTAL SF      % OF TOTAL       % OF SF          RENT          ACTUAL RENT
  YEAR        ROLLING       ROLLING      ROLLING     SF ROLLING*      ROLLING*        ROLLING*         ROLLING*
-------------------------------------------------------------------------------------------------------------------
  2004            0         $ 0.00            0           0.0%           0.0%            0.0%             0.0%
  2005            0         $ 0.00            0           0.0%           0.0%            0.0%             0.0%
  2006            0         $ 0.00            0           0.0%           0.0%            0.0%             0.0%
  2007            0         $ 0.00            0           0.0%           0.0%            0.0%             0.0%
  2008            6         $26.73        9,839           5.9%           5.9%           12.1%            12.1%
  2009            1         $22.00        8,000           4.8%          10.7%            8.1%            20.2%
  2010            0         $ 0.00            0           0.0%          10.7%            0.0%            20.2%
  2011            0         $ 0.00            0           0.0%          10.7%            0.0%            20.2%
  2012            0         $ 0.00            0           0.0%          10.7%            0.0%            20.2%
  2013            4         $16.98       50,693          30.5%          41.3%           39.6%            59.9%
  2014            0         $ 0.00            0           0.0%          41.3%            0.0%            59.9%
-------------------------------------------------------------------------------------------------------------------

*  Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                         THE SHOPPES AT GILBERT COMMONS
--------------------------------------------------------------------------------

o THE LOAN. The Mortgage Loan (the "Shoppes at Gilbert Commons Loan") is secured by a first mortgage encumbering an anchored retail center located in Gilbert, Arizona. The Shoppes at Gilbert Commons Loan represents approximately 2.4% of the Cut-Off Date Pool Balance. The Shoppes at Gilbert Commons Loan was originated on April 8, 2004, and has a principal balance as of the Cut-Off Date of $25,100,000.

    The Shoppes at Gilbert Commons Loan has a remaining term of 120 months to its anticipated repayment date of April 11, 2014. The Shoppes at Gilbert Commons Loan may be prepaid on or after February 11, 2014, and permits defeasance with United States government obligations beginning four years after its first payment date.

o THE BORROWER. The borrower is Gilbert Commons Financial Group, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Shoppes at Gilbert Commons Loan. The sponsors of the borrower are Ron B. Ault and David L. Newquist. David Newquist and Ron Ault have a combined total of 40 years of real estate experience and are the principals of Gilbert Commons Financial Group, L.L.C. in Phoenix, Arizona. The holder of 100% of the membership interests in the borrower is permitted to transfer its membership interests in the borrower to Donahue Schreiber Realty Group, which would cause a change in control of the borrower and the related Mortgaged Property. The sponsor has informed the related Mortgage Loan Seller that it is in discussions to transfer its membership interests in the borrower in accordance with the foregoing provision.

o THE PROPERTY. The Mortgaged Property is an approximately 166,097 square foot anchored retail center situated on approximately 18.3 acres. The Mortgaged Property was constructed in 2003. The Mortgaged Property is located in Gilbert, Arizona, within the Phoenix, Arizona metropolitan statistical area. As of February 2, 2004, the occupancy rate for the Mortgaged Property securing the Shoppes at Gilbert Commons Loan was approximately 96.4%.

    The largest tenant is Kohl's Department Stores, Inc. ("Kohl's"), occupying approximately 86,584 square feet, or approximately 52.1% of the net rentable area. Kohl's operates family oriented, specialty department stores that feature national brand merchandise targeted to middle income families. As of April 1, 2004, Kohl's Department Store, Inc. was rated "A3" (Moody's), "A-" (S&P) and "A" (Fitch). The Kohl's lease expires in September 2023. The second largest tenant is Gart Brothers Sporting Goods Company, operating a Sports Authority store ("Sports Authority"), occupying approximately 35,002 square feet, or approximately 21.1% of the net rentable area. In August of 2003, The Sports Authority, Inc. and Gart Sports Company, the largest and second largest U.S. sporting goods retailers, respectively, completed a merger that created one of largest sporting goods retailers in the United States. The Sports Authority's lease expires in August 2013. The third largest tenant is The Dress Barn, Inc. (the "Dress Barn"), occupying approximately 8,000 square feet, or approximately 4.8% of the net rentable area. Dress Barn sells women's apparel and accessories at discount prices. The Dress Barn lease expires in January 2009.

o LOCK BOX ACCOUNT. If the Shoppes at Gilbert Commons Loan is not repaid in full on or prior to the anticipated repayment date of April 11, 2014, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee designated lock box account.

o HYPER-AMORTIZATION. Commencing on the anticipated repayment date of April 11, 2014, if the Shoppes at Gilbert Commons Loan is not paid in full, the Shoppes at Gilbert Commons Loan enters into a hyper-amortization period through April 11, 2034. The interest rate applicable to the Shoppes at Gilbert Commons Loan during such hyper-amortization period will increase to the greater of 3.0% over the mortgage rate or 3.0% over the treasury rate, as specified in the loan documents.

o MANAGEMENT. ZELL Commercial Real Estate Services, Inc. is the property manager for the Mortgaged Property securing the Shoppes at Gilbert Commons Loan.


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                  ARC POOL 5-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Citigroup

CUT-OFF DATE BALANCE                                                 $24,924,796

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.4%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                           Refinance

SPONSOR                                                   Affordable Residential
                                                             Communities Inc., a
                                                            Maryland corporation
                                                                  and Affordable
                                                                     Residential
                                                               Communities LP, a
                                                                Delaware limited
                                                                     partnership

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             5.050%

MATURITY DATE                                                      March 1, 2009

AMORTIZATION TYPE                                                        Balloon

ORIGINAL TERM / AMORTIZATION                                            60 / 360

REMAINING TERM / AMORTIZATION                                           59 / 359

LOCKBOX                                                           Hard-Springing

UP-FRONT RESERVES

  TAX/INSURANCE                             Yes

  REPLACEMENT                               $7,558

  ENGINEERING                               $194,545

ONGOING MONTHLY RESERVES

  TAX/INSURANCE                             Yes

  REPLACEMENT                               $7,558

ADDITIONAL FINANCING(1)                                                     None


CUT-OFF DATE BALANCE                                                 $24,924,796

CUT-OFF DATE BALANCE/PAD                                                 $13,740

CUT-OFF DATE LTV                                                           71.9%

MATURITY DATE LTV                                                          66.4%

UW DSCR ON NCF                                                             1.46x
--------------------------------------------------------------------------------

(1)   As of the Cut-Off Date.

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 8

LOCATION                                                                 Various

PROPERTY TYPE                                                   Mobile Home Park

SIZE (PADS)                                                                1,814

OCCUPANCY AS OF SEPTEMBER 30, 2003                                         83.6%

YEAR BUILT / YEAR RENOVATED                                         Various / NA

APPRAISED VALUE                                                      $34,670,000

PROPERTY MANAGEMENT                                ARC Management Services, Inc.

UW ECONOMIC OCCUPANCY                                                      83.3%

UW REVENUES                                                           $5,315,103
UW TOTAL EXPENSES                                                     $2,867,522

UW NET OPERATING INCOME (NOI)                                         $2,447,581

UW NET CASH FLOW (NCF)                                                $2,356,881
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                  ARC POOL 5-4
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                       ARC POOL 5-4
------------------------------------------------------------------------------------------
                                                      CUT-OFF DATE
                                       PROPERTY         ALLOCATED                  NUMBER
          PROPERTY NAME                LOCATION       LOAN BALANCE   YEAR BUILT   OF PADS
------------------------------------------------------------------------------------------
Riverdale (Colonial Coach) ...... Riverdale, GA       $ 7,764,286   1976             481
Summit Oaks ..................... Fort Worth, TX        4,572,302   1972             292
Marnelle ........................ Fayetteville, GA      4,255,979   1970             205
Siesta Manor .................... Fenton, MO            2,494,636   1967             227
Tanglewood ...................... Huntsville, TX        2,444,312   1970             266
Belaire ......................... Pocatello, ID         1,897,937   1973             171
Hidden Oaks ..................... Fort Worth, TX          948,968   1977              87
Park Avenue Estates ............. Haysville, KS           546,376   1999              85
                                                      -----------                  -----
TOTAL ...........................                     $24,924,796                  1,814
                                                      ===========                  =====
------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------
                                            ARC POOL 5-4
-----------------------------------------------------------------------------------------------
                                   CUT OFF DATE        OCCUPANCY
                                      BALANCE            (AS OF          UNDERWRITTEN   AVERAGE
          PROPERTY NAME               PER PAD     SEPTEMBER 30, 2003)   NET CASH FLOW    RENT
-----------------------------------------------------------------------------------------------
Riverdale (Colonial Coach) ......     $16,142             83.8%           $  734,704     $286
Summit Oaks .....................     $15,659             77.7%              469,521     $291
Marnelle ........................     $20,761             92.2%              391,224     $296
Siesta Manor ....................     $10,990             82.8%              195,578     $216
Tanglewood ......................     $ 9,189             82.0%              259,806     $221
Belaire .........................     $11,099             86.6%              208,904     $218
Hidden Oaks .....................     $10,908             77.0%               59,616     $251
Park Avenue Estates .............     $ 6,428             89.4%               37,527     $205
                                                                          ----------
TOTAL ...........................     $13,740             83.6%           $2,356,881     $267
                                                                          ==========
-----------------------------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 AFRT PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia


CUT-OFF DATE BALANCE                                                 $24,777,228

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.4%

NUMBER OF MORTGAGE LOANS                                                       2

LOAN PURPOSE                                                           Refinance

SPONSOR                                                American Financial Realty
                                                                         Company

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE(1)                                                          5.830%

MATURITY DATE                                                            Various

AMORTIZATION TYPE                                                            ARD

INTEREST ONLY PERIOD                                                        None

ORIGINAL TERM / AMORTIZATION                                           108 / 240

REMAINING TERM / AMORTIZATION(2)                                         Various

LOCKBOX                                                           Hard-Springing

UP-FRONT RESERVES

 TAX/INSURANCE                             No

 ENGINEERING                               $241,691

 ENVIRONMENTAL                             $1,500

ONGOING MONTHLY RESERVES

 TAX/INSURANCE                             No

 TI/LC(3)                                  $4,167

ADDITIONAL FINANCING(4)                                                     None


CUT-OFF DATE BALANCE                                                 $24,777,228

CUT-OFF DATE BALANCE/SF                                                     $127

CUT-OFF DATE LTV                                                           72.9%

MATURITY DATE LTV                                                          51.0%

UW DSCR ON NCF                                                             1.32x
--------------------------------------------------------------------------------

(1) Represents the weighted average of the AFRT 8 Pool Mortgage Rate and the AFRT 9 Pool Mortgage Rate.
(2) The AFRT 8 Pool has a remaining term/amortization of 105/237 and the AFRT 9 Pool has 106/238.
(3)   Payable monthly, up to an aggregate of $300,000.
(4)   As of the Cut-Off Date.

                               [PHOTO OMITTED]



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                17

LOCATION                                                                 Various

PROPERTY TYPE                                                            Various

SIZE (SF)                                                                195,775

OCCUPANCY AS OF VARIOUS                                                   100.0%

YEAR BUILT / YEAR RENOVATED                                    Various / Various

APPRAISED VALUE                                                      $34,170,000

PROPERTY MANAGEMENT                                      First States Management
                                                                      Corp., LLC

UW ECONOMIC OCCUPANCY                                                      95.0%

UW REVENUES                                                           $3,736,220

UW TOTAL EXPENSES                                                       $796,091

UW NET OPERATING INCOME (NOI)                                         $2,940,129

UW NET CASH FLOW (NCF)                                                $2,801,653
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                 AFRT PORTFOLIO
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                              AFRT PORTFOLIO OVERVIEW
------------------------------------------------------------------------------------
                                                                       YEAR BUILT /
NAME                                      LOCATION         SIZE (SF)     RENOVATED
------------------------------------------------------------------------------------
 AFRT 8 POOL
 Sovereign Bank/U.S. Post Office
   -- Avondale, PA ...............      Avondale, PA          8,065     1915/1980
 Unity Bank -- Edison Township,
   NJ ............................   Edison Township, NJ      4,500      1977/NA
 Keystone Savings Bank --
   Emmaus, PA ....................       Emmaus, PA           3,384      1958/NA
 Unity Bank -- Highland
   Park, NJ ......................    Highland Park, NJ       3,200      1970/NA
 Sovereign Bank -- Phoenixville,
   PA ............................    Phoenixville, PA        2,692      1985/NA
 Valley National Bank -- Scotch
   Plains, NJ ....................    Scotch Plains, NJ       4,156      1960/NA
 Unity Bank -- South Plainfield,
   NJ ............................  South Plainfield, NJ      3,400      1976/NA
 Fleet Bank -- Warminster, PA ....     Warminster, PA         4,700      1983/NA
                                                              -----
   SUB-TOTAL .....................                           34,097
 AFRT 9 POOL
 Bank of America Office Building
   -- Fort Meyers, FL ............     Fort Myers, FL        29,403     1974/2003
 Capital City Bank --
   Macon, GA .....................        Macon, GA          18,925      1950/NA
 Bank of America Office Building
   -- Reno, NV ...................        Reno, NV           24,206      1989/NA
 Central Carolina Bank --
   Morganton, NC .................      Morganton, NC        20,830      1977/NA
 Bank of America and Motor
   Bank Office Building --
   Nassau Bay, TX ................     Nassau Bay, TX        31,568      1981/NA
 Capital City Bank --
   Palatka, FL ...................       Palatka, FL         21,092      1972/NA
 Regions Bank -- Hilton
   Head, SC ......................     Hilton Head, SC        8,413     1999/2003
 Citibank -- Pembroke
   Pines, FL .....................   Pembroke Pines, FL       3,741      1996/NA
 AmSouth Bank -- Winter
   Park, FL ......................     Winter Park, FL        3,500      1994/NA
                                                            -------
   SUB-TOTAL .....................                          161,678
                                                            -------
 TOTAL/AVG. ......................                          195,775
                                                            =======
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                         AFRT PORTFOLIO OVERVIEW
------------------------------------------------------------------------------------------------------
                                                   ALLOCATED
                                     ALLOCATED    CUT-OFF DATE
                                      CUT-OFF         LOAN
                                     DATE LOAN     AMOUNT PER                APPRAISED     APPRAISED
NAME                                   AMOUNT          SF       OCCUPANCY      VALUE      VALUE PER SF
------------------------------------------------------------------------------------------------------
 AFRT 8 POOL
 Sovereign Bank/U.S. Post Office
   -- Avondale, PA ...............  $   763,049       $ 95         100.0%   $ 1,200,000       $149
 Unity Bank -- Edison Township,
   NJ ............................      731,256       $163         100.0%     1,150,000       $256
 Keystone Savings Bank --
   Emmaus, PA ....................      826,637       $244         100.0%     1,300,000       $384
 Unity Bank -- Highland
   Park, NJ ......................      508,699       $159         100.0%       800,000       $250
 Sovereign Bank -- Phoenixville,
   PA ............................    1,080,986       $402         100.0%     1,700,000       $632
 Valley National Bank -- Scotch
   Plains, NJ ....................      699,462       $168         100.0%     1,100,000       $265
 Unity Bank -- South Plainfield,
   NJ ............................      623,952       $184         100.0%       980,000       $288
 Fleet Bank -- Warminster, PA ....      826,637       $176         100.0%     1,300,000       $277
                                    -----------                             -----------
   SUB-TOTAL .....................  $ 6,060,678       $178         100.0%   $ 9,530,000       $279
 AFRT 9 POOL
 Bank of America Office Building
   -- Fort Meyers, FL ............  $ 2,140,457       $ 73         100.0%   $ 2,850,000       $ 97
 Capital City Bank --
   Macon, GA .....................    1,692,454       $ 89         100.0%     2,200,000       $116
 Bank of America Office Building
   -- Reno, NV ...................    1,742,232       $ 72         100.0%     2,300,000       $ 95
 Central Carolina Bank --
   Morganton, NC .................    2,040,900       $ 98         100.0%     2,700,000       $130
 Bank of America and Motor
   Bank Office Building --
   Nassau Bay, TX ................    2,588,459       $ 82         100.0%     3,400,000       $108
 Capital City Bank --
   Palatka, FL ...................    3,384,908       $160         100.0%     4,440,000       $211
 Regions Bank -- Hilton
   Head, SC ......................    2,289,791       $272         100.0%     3,000,000       $357
 Citibank -- Pembroke
   Pines, FL .....................    1,642,676       $439         100.0%     2,150,000       $575
 AmSouth Bank -- Winter
   Park, FL ......................    1,194,673       $341         100.0%     1,600,000       $457
                                    -----------                             -----------
   SUB-TOTAL .....................  $18,716,550       $116         100.0%   $24,640,000       $152
                                    -----------                             -----------
 TOTAL/AVG. ......................  $24,777,228       $127         100.0%   $34,170,000       $175
                                    ===========                             ===========
------------------------------------------------------------------------------------------------------



This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            VALLEY CORPORATE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia

CUT-OFF DATE BALANCE                                                 $22,600,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.2%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                         Acquisition

SPONSOR                                                         Stephen G. Hearn

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             5.160%

MATURITY DATE                                                     March 11, 2009

AMORTIZATION TYPE                                                  Interest Only

INTEREST ONLY PERIOD                                                          60

ORIGINAL TERM / AMORTIZATION                                             60 / NA

REMAINING TERM / AMORTIZATION                                            59 / NA

LOCKBOX                                                             Soft-Upfront

UP-FRONT RESERVES

 TAX/INSURANCE                              Yes

 ENGINEERING                                $501,500

ONGOING MONTHLY RESERVES

 TAX/INSURANCE                              Yes

 REPLACEMENT                                $2,571

 TI/LC(1)                                   $14,283

ADDITIONAL FINANCING(2)                     Mezzanine Debt             5,641,000

                                            TRUST ASSET               TOTAL DEBT
                                            ------------             -----------
CUT-OFF DATE BALANCE                        $22,600,000              $28,241,000

CUT-OFF DATE BALANCE/SF                        $132                     $165

CUT-OFF DATE LTV                               71.6%                    89.5%

MATURITY DATE LTV                              71.6%                    89.5%

UW DSCR ON NCF                                 1.65x                    1.15x
--------------------------------------------------------------------------------

(1) An ongoing annual TI/LC escrow of $1.00/SF per year will be collected monthly, up to a maximum amount of $500,000.

(2)   As of the Cut-Off Date.

                                [PHOTO OMITTED]


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                           San Diego, CA

PROPERTY TYPE                                                  Office - Suburban

SIZE (SF)                                                                171,588

OCCUPANCY AS OF MARCH 31, 2004                                             83.9%

YEAR BUILT / YEAR RENOVATED                                          1972 / 1997

APPRAISED VALUE                                                      $31,550,000

PROPERTY MANAGEMENT                                            The Hearn Company

UW ECONOMIC OCCUPANCY                                                      83.9%

UW REVENUES                                                           $3,787,718

UW TOTAL EXPENSES                                                     $1,573,685

UW NET OPERATING INCOME (NOI)                                         $2,214,033

UW NET CASH FLOW (NCF)                                                $1,920,870
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            VALLEY CORPORATE CENTER
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                          TENANT SUMMARY
---------------------------------------------------------------------------------------------------------------------------------
                                                            NET      % OF NET                              % OF
                                          RATINGS*        RENTABLE   RENTABLE    ACTUAL                   ACTUAL    DATE OF LEASE
                TENANT               MOODY'S/S&P/FITCH   AREA (SF)     AREA     RENT PSF   ACTUAL RENT     RENT      EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------
Kyle J. Marx & James C. Carroll ...       NR/NR/NR          8,783        5.1%  $ 25.80     $  226,588        6.5%       May 2007
Bob Baker Enterprises, Inc. .......       NR/NR/NR          7,073        4.1   $ 23.64        167,206        4.8    October 2005
Blue Shield of California .........       NR/A-/NR          5,921        3.5   $ 18.10        107,146        3.1       July 2007
Darlington Inc. ...................       NR/NR/NR          5,640        3.3   $ 25.80        145,537        4.2   February 2006
Belsky & Assoc. ...................       NR/NR/NR          5,413        3.2   $ 24.24        131,211        3.7     August 2007
NON-MAJOR TENANTS .................                       111,152       64.8   $ 24.52      2,725,171       77.8
VACANT SPACE ......................                        27,606       16.1                        0        0.0
                                                          -------      -----               ----------      -----
TOTAL .............................                       171,588      100.0%              $3,502,859      100.0%
                                                          =======      =====               ==========      =====

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            HOME DEPOT -- COLMA, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia

CUT-OFF DATE BALANCE                                                 $21,613,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.1%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                           Refinance

SPONSOR                                        Cole Credit Property Fund Limited
                                            Partnership and Cole Credit Property
                                                     Fund II Limited Partnership

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             4.800%

MATURITY DATE                                                     April 11, 2009

AMORTIZATION TYPE                                                  Interest Only

INTEREST ONLY PERIOD                                                          60

ORIGINAL TERM / AMORTIZATION                                             60 / NA

REMAINING TERM / AMORTIZATION                                            60 / NA

LOCKBOX                                                           Hard-Springing

SHADOW RATING (S&P/MOODY'S)(1)                                         BBB- / A3

UP-FRONT RESERVES                                           No reserves required

ONGOING MONTHLY RESERVES                                    No reserves required

ADDITIONAL FINANCING(2)                                                     None


CUT-OFF DATE BALANCE                                                 $21,613,000

CUT-OFF DATE BALANCE/SF                                                     $216

CUT-OFF DATE LTV                                                           65.2%

MATURITY DATE LTV                                                          65.2%

UW DSCR ON NCF                                                             2.23x
--------------------------------------------------------------------------------

(1) S&P and Moody's have confirmed that the Home Depot - Colma, CA Loan, in the context of its inclusion in the trust, has credit characterisitics consistent with an investment-grade rated obligation.

(2)   As of the Cut-Off Date.



                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                               Colma, CA

PROPERTY TYPE                                                  Retail - Anchored

SIZE (SF)                                                                 99,970

OCCUPANCY AS OF MARCH 1, 2004                                             100.0%

YEAR BUILT / YEAR RENOVATED                                            1995 / NA

APPRAISED VALUE                                                      $33,150,000

PROPERTY MANAGEMENT                                   Fund Realty Advisors, Inc.

UW ECONOMIC OCCUPANCY                                                     100.0%

UW REVENUES                                                           $2,409,277

UW TOTAL EXPENSES                                                        $86,316

UW NET OPERATING INCOME (NOI)                                         $2,322,961

UW NET CASH FLOW (NCF)                                                $2,312,964
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                             HOME DEPOT -- COLMA, CA
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------
                           RATINGS*       NET RENTABLE   % OF NET RENT-    ACTUAL                  % OF ACTUAL   DATE OF LEASE
       TENANT         MOODY'S/S&P/FITCH     AREA (SF)       ABLE AREA     RENT PSF   ACTUAL RENT       RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------
Home Depot .........      Aa3/AA/AA         99,970            100.0%      $24.10     $2,409,277        100.0%   January 2016
                                            ------            -----                  ----------        -----
TOTAL ..............                        99,970            100.0%                 $2,409,277        100.0%
                                            ======            =====                  ==========        =====
------------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                             ESSEX PLACE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                     Artesia

CUT-OFF DATE BALANCE                                                 $20,400,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.0%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                            Purchase

SPONSOR                                                     Luke V. McCarthy and
                                                               Michael W. Palmer

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             5.320%

MATURITY DATE                                                  February 11, 2011

AMORTIZATION TYPE                                                        Balloon

INTEREST ONLY PERIOD                                                          24

ORIGINAL TERM / AMORTIZATION                                            84 / 360

REMAINING TERM / AMORTIZATION                                           82 / 360

LOCKBOX                                                                     None

UP-FRONT RESERVES
  TAX/INSURANCE                          Yes

  REPLACEMENT                            $246,400

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                          Yes

  REPLACEMENT(1)                         $10,267

ADDITIONAL FINANCING(2)                                                     None


CUT-OFF DATE BALANCE                                                 $20,400,000

CUT-OFF DATE BALANCE/UNIT                                                $57,955

CUT-OFF DATE LTV                                                           73.5%

MATURITY DATE LTV                                                          68.1%

UW DSCR ON NCF                                                             1.29x
--------------------------------------------------------------------------------

(1) The borrower is required to deposit a replacement reserve on a monthly basis beginning on the earlier of 3/11/2006 or the payment date following the first disbursement from the replacement reserve account.

(2)   As of the Cut-Off Date.

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                       Overland Park, KS

PROPERTY TYPE                                         Multifamily - Conventional

SIZE (UNITS)                                                                 352

OCCUPANCY AS OF JANUARY 8, 2004                                            88.9%

YEAR BUILT / YEAR RENOVATED                                          1970 / 2002

APPRAISED VALUE                                                      $27,750,000

PROPERTY MANAGEMENT                                  Real Property Systems, Inc.

UW ECONOMIC OCCUPANCY                                                      90.5%

UW REVENUES                                                           $3,309,060

UW TOTAL EXPENSES                                                     $1,461,689

UW NET OPERATING INCOME (NOI)                                         $1,847,371

UW NET CASH FLOW (NCF)                                                $1,759,371
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                             ESSEX PLACE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                      ESSEX PLACE APARTMENTS
--------------------------------------------------------------------------------------------------
                                          APPROXIMATE    APPROXIMATE     % OF         ACTUAL
        UNIT MIX         NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)      NRA           RENT
--------------------------------------------------------------------------------------------------
Studio ................         2              690           1,380        0.3%    $    525-$579
1-BR / 1-BA ...........       144              803         115,609       27.0     $    499-$840
2-BR / 2-BA ...........       108            1,222         132,028       30.8     $  619-$1,085
2-BR / 2.5-BA .........        78            1,845         143,898       33.6     $  849-$1,235
3-BR / 2-BA ...........         8            1,480          11,840        2.8     $  889-$1,010
3-BR / 2.5-BA .........        12            1,996          23,946        5.6     $1,100-$1,305
                              ---                          -------      -----
 TOTAL ................       352            1,218         428,701      100.0%    $ 811/$0.67/SF
                              ===                          =======      =====
--------------------------------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                UNIVERSITY MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia

CUT-OFF DATE BALANCE                                                 $19,734,143

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.9%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                           Refinance

SPONSOR                                                       Jake & Owen Aronov

TYPE OF SECURITY                                                       Leasehold

MORTGAGE RATE                                                             6.120%

MATURITY DATE                                                     March 11, 2019

AMORTIZATION TYPE                                                            ARD

INTEREST ONLY PERIOD                                                        None

ORIGINAL TERM / AMORTIZATION                                           180 / 360

REMAINING TERM / AMORTIZATION                                          179 / 359

LOCKBOX                                                           Hard-Springing

SHADOW RATING (S&P/MOODY'S)(1)                                         AAA / Aa3


UP-FRONT RESERVES

  TAX/INSURANCE                           Yes

  REPLACEMENT                             $18,702

  ENGINEERING                             $489,079

ONGOING MONTHLY RESERVES

  TAX/INSURANCE                           Yes

  REPLACEMENT                             $9,351

ADDITIONAL FINANCING(2)                                    Future mezzanine debt
                                                         and future secured debt
                                                                   are permitted

CUT-OFF DATE BALANCE                                                 $19,734,143
CUT-OFF DATE BALANCE/SF                                                      $30
CUT-OFF DATE LTV                                                           51.5%
MATURITY DATE LTV                                                          37.8%
UW DSCR ON NCF                                                             2.66x
--------------------------------------------------------------------------------

(1) S&P and Moody's have confirmed that the University Mall Loan, in the context of its inclusion in the trust, has credit characterisitics consistent with an investment-grade rated obligation.


(2)   As of the Cut-off Date.

                                [PHOTO OMITTED]



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                          Tuscaloosa, AL

PROPERTY TYPE                                                  Retail - Anchored

SIZE (SF)                                                                653,558

OCCUPANCY AS OF FEBRUARY 11, 2004                                          97.6%

YEAR BUILT / YEAR RENOVATED                                          1980 / 1998

APPRAISED VALUE                                                      $38,350,000

PROPERTY MANAGEMENT                                                Aronov Realty
                                                                Management, Inc.

UW ECONOMIC OCCUPANCY                                                      94.1%

UW REVENUES                                                           $8,595,469

UW TOTAL EXPENSES                                                     $4,324,531

UW NET OPERATING INCOME (NOI)                                         $4,270,938

UW NET CASH FLOW (NCF)                                                $3,829,555

--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                                UNIVERSITY MALL
--------------------------------------------------------------------------------

                                                       TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                 RATINGS*       NET RENTABLE   % OF NET RENT-    ACTUAL                  % OF ACTUAL   DATE OF LEASE
           TENANT           MOODY'S/S&P/FITCH     AREA (SF)       ABLE AREA     RENT PSF   ACTUAL RENT       RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
Sears (ground lease) .....    Baa1/BBB/BBB+        105,000           16.1%        $0.00    $        50        0.0%      August 2010
JC Penney (ground lease)..      Ba3/BB+/BB          99,450           15.2         $0.44         43,300        0.9       August 2010
McRaes ...................      Ba3/BB/BB-          90,174           13.8         $3.10        279,539        5.7       August 2005
Parisian .................      Ba3/BB/BB-          82,222           12.6         $6.00        493,332       10.1         July 2013
Brunos (ground lease) ....       Ca/NR/NR           53,619            8.2         $1.68         90,000        1.8      January 2006
NON-MAJOR TENANTS ........                         207,346           31.7        $19.22      3,985,656       81.5
VACANT SPACE .............                          15,747            2.4                            0        0.0
                                                   -------          -----                  -----------      -----
TOTAL ....................                         653,558          100.0%                 $ 4,891,877      100.0%
                                                   =======          =====                  ===========      =====
------------------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                  STONEGATE APARTMENTS/CEDAR RIDGE APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                     Artesia

CUT-OFF DATE BALANCE                                                 $19,285,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.9%

NUMBER OF MORTGAGE LOANS                                                       2

LOAN PURPOSE                                                           Refinance

SPONSOR                                                         Daisy Afrooz and
                                                                 Peter E. Taylor

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             5.310%

MATURITY DATE                                                     April 11, 2014

AMORTIZATION TYPE                                                        Balloon

ORIGINAL TERM / AMORTIZATION                                           120 / 360

REMAINING TERM / AMORTIZATION                                          120 / 360

LOCKBOX                                                             Soft-Upfront

UP-FRONT RESERVES

  TAX/INSURANCE                            Yes

  REPLACEMENT                              $375,376

ONGOING MONTHLY RESERVES

  TAX/INSURANCE                            Yes

  REPLACEMENT                              $15,641

ADDITIONAL FINANCING(1)                                                     None


CUT-OFF DATE BALANCE                                                 $19,285,000

CUT-OFF DATE BALANCE/UNIT                                                $34,315

CUT-OFF DATE LTV                                                           63.3%

MATURITY DATE LTV                                                          52.6%

UW DSCR ON NCF                                                             1.54x
--------------------------------------------------------------------------------
(1)   As of the Cut-Off Date.


                                [PHOTO OMITTED]



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 2


LOCATION                                                          Sacramento, CA

PROPERTY TYPE                                         Multifamily - Conventional

SIZE (UNITS)                                                                 562

OCCUPANCY AS OF VARIOUS                                                    93.4%

YEAR BUILT / YEAR RENOVATED                                     1978 & 1985 / NA

APPRAISED VALUE                                                      $30,460,000

PROPERTY MANAGEMENT                                PPC Property Management, Inc.

UW ECONOMIC OCCUPANCY                                                      93.0%

UW REVENUES                                                           $4,040,829

UW TOTAL EXPENSES                                                     $1,867,066

UW NET OPERATING INCOME (NOI)                                         $2,173,763

UW NET CASH FLOW (NCF)                                                $1,986,075
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                  STONEGATE APARTMENTS/CEDAR RIDGE APARTMENTS
--------------------------------------------------------------------------------


                                                    STONEGATE APARTMENTS
-----------------------------------------------------------------------------------------------------------------------------
      UNIT MIX         NO. OF UNITS     APPROXIMATE UNIT SIZE (SF)     APPROXIMATE NRA (SF)     % OF NRA       AVERAGE RENT
-----------------------------------------------------------------------------------------------------------------------------
Studio ............          24                      384                        9,216               4.6%           $525
1-BR/1-BA .........         123                      604                       74,292              37.0            $574
2-BR/1-BA .........         138                      824                      113,712              56.7            $686
3-BR/1-BA .........           3                    1,100                        3,300               1.6            $795
                            ---                                               -------             -----
TOTAL .............         288                      696                      200,520             100.0%      $626 / $0.90/SF
                            ===                                               =======             =====
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                   CEDAR RIDGE APARTMENTS
-----------------------------------------------------------------------------------------------------------------------------
      UNIT MIX         NO. OF UNITS     APPROXIMATE UNIT SIZE (SF)     APPROXIMATE NRA (SF)     % OF NRA      AVERAGE RENT
-----------------------------------------------------------------------------------------------------------------------------
1-BR/1-BA .........          92                      589                       54,188              26.5%           $575
2-BR/1-BA .........         134                      808                      108,272              52.9            $695
2-BR/2-BA .........          48                      880                       42,240              20.6            $745
                            ---                                               -------             -----
TOTAL .............         274                      747                      204,700             100.0%      $663 / $0.89/SF
                            ===                                               =======             =====
-----------------------------------------------------------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                            DEEP DEUCE AT BRICKTOWN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia

CUT-OFF DATE BALANCE                                                 $18,240,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.8%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                         Acquisition

SPONSOR                                                         Philip M. Welch,
                                                           Marshall G. Allan and
                                                                   Michael Tabor

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             4.750%


MATURITY DATE                                                     April 11, 2011

AMORTIZATION TYPE                                                        Balloon

INTEREST ONLY PERIOD                                                          12

ORIGINAL TERM / AMORTIZATION                                            84 / 348

REMAINING TERM / AMORTIZATION                                           84 / 348

LOCKBOX                                                                     None

UP-FRONT RESERVES

  TAX/INSURANCE                         Yes

  REPLACEMENT                           $6,125

  ENGINEERING                           $5,000


ONGOING MONTHLY RESERVES

  TAX/INSURANCE                         Yes

  REPLACEMENT                           $6,125


ADDITIONAL FINANCING(1)                 Subordinate Debt                $760,000

                                        TRUST ASSET                   TOTAL DEBT
                                        -----------                   ----------
CUT-OFF DATE BALANCE                     $18,240,000                 $19,000,000

CUT-OFF DATE BALANCE/UNIT                  $62,041                      $64,626

CUT-OFF DATE LTV                            80.0%                        83.3%

MATURITY DATE LTV                           71.5%                        74.7%

UW DSCR ON NCF                              1.46x                        1.34x
--------------------------------------------------------------------------------

(1)   As of the Cut-Off Date.

                                [PHOTO OMITTED]



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                       Oklahoma City, OK

PROPERTY TYPE                                         Multifamily - Conventional

SIZE (UNITS)                                                                 294

OCCUPANCY AS OF MARCH 16, 2004                                             87.8%

YEAR BUILT / YEAR RENOVATED                                            2001 / NA

APPRAISED VALUE                                                      $22,800,000

PROPERTY MANAGEMENT                                  LEDIC Realty Services, Ltd.

UW ECONOMIC OCCUPANCY                                                      86.1%

UW REVENUES                                                           $2,691,310

UW TOTAL EXPENSES                                                       $926,132

UW NET OPERATING INCOME (NOI)                                         $1,765,177

UW NET CASH FLOW (NCF)                                                $1,691,677
--------------------------------------------------------------------------------

NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                             DEEP DEUCE AT BRICKTOWN
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                    DEEP DEUCE AT BRICKTOWN
-------------------------------------------------------------------------------------------------------------------------------
          UNIT MIX            NO. OF UNITS   APPROXIMATE UNIT SIZE (SF)   APPROXIMATE NRA (SF)   % OF NRA   MARKET RENTAL RANGE
-------------------------------------------------------------------------------------------------------------------------------
1-BR/1-BA ..................       120                    689                     82,652            30.4%    $600-$771
1-BR/1-BA with den .........        12                    932                     11,184             4.1     $795-$880
2-BR/1-BA ..................        44                    986                     43,374            15.9     $824-$858
2-BR/2-BA ..................        74                  1,070                     79,156            29.1     $890-$970
3-BR/2-BA ..................        44                  1,266                     55,707            20.5     $915-$1,155
                                   ---                                           -------           -----
TOTAL ......................       294                    925                    272,073           100.0%    $831/ $0.90 / SF
                                   ===                                           =======           =====
-------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                             POWAY SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia


CUT-OFF DATE BALANCE                                                 $17,660,000

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                           Refinance

SPONSOR                                                   Laurence S. Langohr(1)

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             5.690%

MATURITY DATE                                                     April 11, 2014

AMORTIZATION TYPE                                                        Balloon

INTEREST ONLY PERIOD                                                          12

ORIGINAL TERM / AMORTIZATION                                           120 / 360

REMAINING TERM / AMORTIZATION                                          120 / 360

LOCKBOX(2)                                                          Hard-Upfront

UP-FRONT RESERVES
  TAX/INSURANCE                         No

ONGOING MONTHLY RESERVES
  TAX/INSURANCE                         No

ADDITIONAL FINANCING(3)                 Mezzanine Debt                $1,900,000

                                            TRUST ASSET              TOTAL DEBT
                                           ------------              -----------
CUT-OFF DATE BALANCE                       $17,660,000               $19,560,000

CUT-OFF DATE BALANCE/SF                        $165                      $182

CUT-OFF DATE LTV                               78.1%                     86.6%

MATURITY DATE LTV                              67.3%                     75.7%

UW DSCR ON NCF                                  1.32x                    1.16x
--------------------------------------------------------------------------------
(1) The Mortgaged Property is currently subject to a purchase and sale agreement pending the closing of a reverse like-kind exchange which would result in a change in control. The loan documents permit this one-time transfer without the consent of the mortgagee.
(2)   Reverts to springing lockbox once mezzanine loan is paid in full.
(3)   As of the Cut-Off Date.

                                [PHOTO OMITTED]


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                               Poway, CA

PROPERTY TYPE                                                  Retail - Anchored

SIZE (SF)                                                                107,328

OCCUPANCY AS OF MARCH 29, 2004                                            100.0%

YEAR BUILT / YEAR RENOVATED                                            2003 / NA

APPRAISED VALUE                                                      $22,600,000

PROPERTY MANAGEMENT                                         AIG Properties, Ltd.

UW ECONOMIC OCCUPANCY                                                      97.5%

UW REVENUES                                                           $1,686,200

UW TOTAL EXPENSES                                                        $42,155

UW NET OPERATING INCOME (NOI)                                         $1,644,045

UW NET CASH FLOW (NCF)                                                $1,627,945
--------------------------------------------------------------------------------
NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                             POWAY SHOPPING CENTER
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                       TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                              NET        % OF NET                                    % OF
                          RATINGS*          RENTABLE     RENTABLE      ACTUAL                       ACTUAL      DATE OF LEASE
      TENANT         MOODY'S/S&P/FITCH     AREA (SF)       AREA       RENT PSF     ACTUAL RENT       RENT        EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------
Kohl's ..........         A3/A-/A            88,248         82.2%     $16.03       $1,414,615         81.8%    January 2025
Staples .........      Baa2/BBB-/BBB         19,080         17.8      $16.50          314,820         18.2     February 2019
                                             ------        -----                   ----------        -----
TOTAL ...........                           107,328        100.0%                  $1,729,435        100.0%
                                            =======        =====                   ==========        =====
-----------------------------------------------------------------------------------------------------------------------------

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                     SPORTS AUTHORITY CORPORATE HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Citigroup

CUT-OFF DATE BALANCE                                                 $15,937,612

PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.5%

NUMBER OF MORTGAGE LOANS                                                       1

LOAN PURPOSE                                                           Refinance

SPONSOR                                                        Douglas Etkin and
                                                                     Bruce Etkin

TYPE OF SECURITY                                                             Fee

MORTGAGE RATE                                                             6.420%

MATURITY DATE                                                    January 1, 2019

AMORTIZATION TYPE                                                        Balloon

ORIGINAL TERM / AMORTIZATION                                           180 / 300

REMAINING TERM / AMORTIZATION                                          177 / 297

LOCKBOX                                                                     None

UP-FRONT RESERVES

 TAX/INSURANCE                          No

 REPLACEMENT                            No

ONGOING MONTHLY RESERVES

 TAX/INSURANCE                          No

 REPLACEMENT                            $2,627

ADDITIONAL FINANCING(1)                                                     None

CUT-OFF DATE BALANCE                                                 $15,937,612

CUT-OFF DATE BALANCE/SF                                                      $76

CUT-OFF DATE LTV                                                           73.5%

MATURITY DATE LTV                                                          45.2%

UW DSCR ON NCF                                                             1.24x
--------------------------------------------------------------------------------

(1)   As of the Cut-Off Date.

                                [PHOTO OMITTED]


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1

LOCATION                                                           Englewood, CO

PROPERTY TYPE                                                  Office - Suburban

SIZE (SF)                                                                210,207

OCCUPANCY AS OF DECEMBER 31, 2003                                         100.0%

YEAR BUILT / YEAR RENOVATED                                          1987 / 2003

APPRAISED VALUE                                                      $21,700,000

PROPERTY MANAGEMENT                                      Etkin Johnson Group LLC

UW ECONOMIC OCCUPANCY                                                      90.6%

UW REVENUES                                                           $1,850,201

UW TOTAL EXPENSES                                                        $78,536

UW NET OPERATING INCOME (NOI)                                         $1,771,665

UW NET CASH FLOW (NCF)                                                $1,597,397
--------------------------------------------------------------------------------


NOTES:

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11

--------------------------------------------------------------------------------
                    SPORTS AUTHORITY CORPORATE HEADQUARTERS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                              TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                  RATINGS        NET RENTABLE   % OF NET RENT-    ACTUAL                 % OF ACTUAL   DATE OF LEASE
           TENANT            MOODY'S/S&P/FITCH     AREA (SF)       ABLE AREA     RENT PSF   ACTUAL RENT      RENT       EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
The Sports Authority, Inc.  NR/NR/NR            210,207              100.0%      $9.62      $ 2,021,535      100.0%     July 2018
                                                -------              -----                  -----------      -----
TOTAL .....................                     210,207              100.0%                 $ 2,021,535      100.0%
                                                =======              =====                  ===========      =====
------------------------------------------------------------------------------------------------------------------------------------


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the preliminary prospectus supplement. See Annex A-2 to the preliminary prospectus supplement for certain information regarding multifamily Mortgaged Properties. See Annex A-3 to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the preliminary prospectus supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the preliminary prospectus supplement for certain information relating to cross-collateralized and cross-defaulted Mortgage Loans.

o   SIGNIFICANT SPONSOR CONCENTRATIONS.



                                                              AGGREGATE      % OF         % OF
                                 # OF                          CUT-OFF     CUT-OFF       CUT-OFF
                                LOANS/       LOAN    LOAN        DATE     DATE POOL   DATE GROUP 1    CUT-OFF             MORTGAGE
SPONSOR                       PROPERTIES   NUMBERS  GROUP      BALANCE     BALANCE       BALANCE     DATE LTV     DSCR      RATE
---------------------------- ------------ -------- ------- ------------------------- -------------- ---------- ---------- --------
GGP ........................ 3/3           1,2,9      1     $253,947,865     24.4%         28.8%        61.8%      1.71x    5.032%
Tom Sapir .................. 1/1             3        1     $ 95,555,556      9.2%         10.9%        63.7%      1.55x    5.304%
Darrul Parmenter ........... 1/1             4        1     $ 75,000,000      7.2%          8.5%        69.2%      1.51x    6.160%
Mark Karasik ............... 1/1             5        1     $ 60,000,000      5.8%          6.8%        45.7%      2.08x    5.760%
The Mills Corporation ...... 1/1             6        1     $ 58,800,000      5.6%          6.7%        72.6%      1.89x    4.952%

o CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Two (2) groups of Mortgage Loans, representing approximately 4.2% of the Cut-Off Date Pool Balance, are each cross-collateralized and cross-defaulted with one or more Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the preliminary prospectus supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and cross-collateralization rights upon a mortgage loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

o SUBORDINATE FINANCING. With limited exceptions, all of the Mortgage Loans prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt without the lender's prior consent. In the case of 3 Mortgage Loans, representing 4.3% of the Cut-Off Date Pool Balance (1 Mortgage Loan in Loan Group 1 or 2.2% of the Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 15.6% of the Cut-Off Date Group 2 Balance), the related loan documents provide that the borrower may incur, with lender consent required, additional secured debt. With respect to 3 Mortgage Loans, representing approximately 9.6% of the Cut-Off Date Pool Balance (11.4% of the Cut-Off Date Group 1 Balance), the ownership interests of the direct or indirect owners of the related borrower have been pledged as security for mezzanine debt. With respect to 3 Mortgage Loans, representing approximately 12.1% of the Cut-Off Date Pool Balance (14.3% of the Cut-Off Date Group 1 Balance), the related mortgage loan documents provide that, under certain circumstances, the entities with a controlling ownership interest in the borrower may pledge their interests as security for mezzanine debt in the future, subject to the terms of a subordination and standstill agreement to be entered into in favor of the lender. In addition, substantially all of the Mortgage Loans permit the related borrower to incur limited indebtedness in the ordinary course of business or for capital expenditures that is not secured by the related Mortgaged Property. Furthermore, certain of the Mortgage Loans do not prohibit the related borrower from incurring additional unsecured debt or an owner of an interest in the related borrower from pledging its ownership interest in the related borrower as security for mezzanine debt because the related borrower is not required by either the mortgage loan documents or related organizational documents to be a special purpose entity.

o CO-LENDER LOANS. Eleven (11) companion loans are not included in the trust fund but are each secured by the same Mortgage as a Mortgage Loan which is part of the trust fund. Such Mortgage Loans (the "Co-Lender Loans") (identified as loan numbers 1, 2, 3, 5 and 17 on Annex A-1 to the preliminary prospectus supplement) have a Cut-Off Date Balance of $401,660,461, representing 38.6% of the Cut-Off Date Pool Balance (43.5% of the Cut-Off Date Group 1 Balance and 11.3% of the Cut-Off Date Group 2 Balance). Each Co-Lender Loan and its related companion loan are cross-defaulted. No companion loan is part of the trust fund. Each Co-Lender Loan is subject to the terms of an intercreditor agreement. One of these Co-Lender Loans (the "11 Madison Avenue Loan") is part of a split loan structure where three companion loans that are


This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2004-C11
--------------------------------------------------------------------------------

    part of this split loan structure are pari passu in right of entitlement to payment with the 11 Madison Avenue Loan (the "11 Madison Avenue Pari Passu Loans") and three companion loans that are part of this split loan structure are subordinate in certain respects to the 11 Madison Avenue Loan and the 11 Madison Avenue Pari Passu Loans. One of these Co-Lender Loans (the "Starrett-Lehigh Building Loan") is part of a split loan structure where one companion loan that is part of this split loan structure is pari passu in right of entitlement to payment with the Starrett-Lehigh Building Loan (the "Starrett-Lehigh Building Pari Passu Loan") and the other related companion loan that is part of this split loan structure is subordinate in certain respects to the Starrett-Lehigh Building Loan and the Starrett-Lehigh Building Pari Passu Loan (the "Starrett-Lehigh Building Subordinate Loan"). With respect to the other three (3) Co-Lender Loans, the holders of the companion loans have agreed to subordinate their interest in certain respects to the related Co-Lender Loans, but will have certain rights relating to the servicing and special servicing of the related companion loans. One (1) of the 11 Madison Avenue Pari Passu Loans, the Starrett-Lehigh Building Pari Passu Loan and the Starrett-Lehigh Building Subordinate Loan are each owned by the trust formed by the 2004-C10 Pooling and Servicing Agreement, and the 11 Madison Avenue Loan, the Starrett-Lehigh Building Loan and the Companion Loans related to each of these loans will be serviced pursuant to the 2004-C10 Pooling and Servicing Agreement. The 2004-C10 Master Servicer is Wachovia Bank, National Association and the 2004-C10 Special Servicer is Wachovia Bank, National Association with respect to the 11 Madison Avenue Whole Loan, and Lennar Partners Inc. with respect to all of the other mortgage loans.

o ENVIRONMENTAL CONSIDERATIONS. With respect to 2 Mortgage Loans, representing approximately 0.6% of the Cut-Off Date Pool Balance (0.5% of the Cut-Off Date Group 1 Balance and 1.2% of the Cut-Off Date Group 2 Balance), the related borrower was required to obtain a secured creditor impaired property environmental insurance policy with respect to the related Mortgaged Properties in lieu of or in addition to environmental escrows. Each such policy was issued by a subsidiary of American International Group, which has a financial strength rating of "AAA" from S&P. Each policy has a limit of liability in an amount greater than or equal to the full principal amount of the applicable loan with no deductibles. See "RISK FACTORS--Environmental Laws May Adversely Affect the Value of and Cash Flow from a Mortgaged Property" in the preliminary prospectus supplement for more information.


                                     NOTES

This material is for your private information and none of Wachovia Capital Markets, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Goldman, Sachs & Co. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the Issuer or information that would permit identification of the Issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.


WACHOVIA SECURITIES                                                    CITIGROUP
JPMORGAN                                                    GOLDMAN, SACHS & CO.
                                       99